
                                                                   EXHIBIT 10.24


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                           WABASH NATIONAL CORPORATION

                                   $50,000,000

             9.66% Series A Senior Secured Notes due March 30, 2004

                                 --------------

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                                  -------------



                           Dated as of April 12, 2002




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                                TABLE OF CONTENTS

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                                                                                   PAGE
                                                                                   ----
SECTION 1.        AMENDMENT AND RESTATEMENT; GUARANTIES; SECURITY....................1

        Section 1.1       Amendment and Restatement of Note Purchase
                          Agreement and Notes........................................1
        Section 1.2       Guaranty...................................................2
        Section 1.3       Security for the Notes and Note Guaranty...................2
        Section 1.4       Intercreditor Agreement....................................2

SECTION 2.        ISSUANCE AND EXCHANGE..............................................2

        Section 2.1       Issuance and Exchange of Notes.............................2

SECTION 3.        CLOSING............................................................2

SECTION 4.        CONDITIONS TO CLOSING..............................................3

        Section 4.1       Representations and Warranties.............................3
        Section 4.2       Performance; No Default....................................3
        Section 4.3       Compliance Certificates....................................3
        Section 4.4       Opinions of Counsel........................................3
        Section 4.5       Exchange Permitted By Applicable Law, etc..................3
        Section 4.6       Exchange of Other Notes....................................4
        Section 4.7       Payment of Special Counsel Fees............................4
        Section 4.8       Private Placement Number...................................4
        Section 4.9       Changes in Corporate Structure.............................4
        Section 4.10      Collateral Documents; Related Transactions; Amendment Fee..4
        Section 4.11      PIK Notes..................................................5
        Section 4.12      Consent of Other Creditors.................................5
        Section 4.13      Proceedings and Documents..................................6

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................6

        Section 5.1       Organization; Power and Authority..........................6
        Section 5.2       Authorization, etc.........................................6
        Section 5.3       Disclosure.................................................6
        Section 5.4       Organization and Ownership of Shares of Subsidiaries.......7
        Section 5.5       Financial Statements.......................................8
        Section 5.6       Compliance with Laws, Other Instruments, etc...............8
        Section 5.7       Governmental Authorizations, etc...........................8
        Section 5.8       Litigation; Observance of Agreements, Statutes and Orders..8
        Section 5.9       Taxes......................................................9
        Section 5.10      Title to Property; Leases..................................9
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
        Section 5.11      Licenses, Permits, etc.....................................9
        Section 5.12      Compliance with ERISA.....................................10
        Section 5.13      Margin Regulations........................................11
        Section 5.14      Existing Indebtedness; Existing Liens; Existing
                          Investments...............................................11
        Section 5.15      Status under Certain Statutes.............................11
        Section 5.16      Environmental Matters.....................................11
        Section 5.17      Credit Agreement Representations..........................12
        Section 5.18      Restructuring Fees........................................12

SECTION 6.        REPRESENTATIONS OF THE PURCHASER..................................12

        Section 6.1       Purchase for Investment...................................12
        Section 6.2       Source of Funds...........................................13

SECTION 7.        INFORMATION AS TO COMPANY.........................................14

        Section 7.1       Financial and Business Information........................14
        Section 7.2       Inspection................................................18
        Section 7.3       Information Required by Rule 144A.........................19

SECTION 8.        PREPAYMENT OF THE NOTES...........................................19

        Section 8.1       Required Prepayments......................................19
        Section 8.2       Optional Prepayments with Make-Whole Price................20
        Section 8.3       Allocation of Partial Prepayments.........................21
        Section 8.4       Maturity; Surrender, etc..................................21
        Section 8.5       Purchase of Notes.........................................21
        Section 8.6       Make-Whole Amount.........................................21

SECTION 9.        AFFIRMATIVE COVENANTS.............................................23

        Section 9.1       Existence, Etc............................................23
        Section 9.2       Powers....................................................23
        Section 9.3       Compliance with Laws, Etc.................................23
        Section 9.4       Payment of Taxes and Claims...............................23
        Section 9.5       Intentionally Omitted.....................................24
        Section 9.6       Inspection of Property; Books and Records; Discussions....24
        Section 9.7       ERISA Compliance..........................................24
        Section 9.8       Maintenance of Properties; Insurance......................24
        Section 9.9       Environmental Compliance..................................25
        Section 9.10      Foreign Employee Benefit Compliance.......................25
        Section 9.11      Maintenance of Rights.....................................25
        Section 9.12      Conduct of Business.......................................26
        Section 9.13      Subsidiary Documentation..................................26
        Section 9.14      Collateral Documents......................................26
        Section 9.15      Restructuring Consultant..................................27
        Section 9.16      Chief Restructuring Officer...............................28

SECTION 10.       NEGATIVE COVENANTS; FINANCIAL COVENANTS...........................28

                                       ii

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
        Section 10.1      Fiscal Year 2004 Covenants................................28
        Section 10.2      Negative Covenants........................................29
        Section 10.3      Financial Covenants.......................................36
        Section 10.4      Additional Negative Covenants.............................40

SECTION 11.       EVENTS OF DEFAULT.................................................44

SECTION 12.       REMEDIES ON DEFAULT, ETC..........................................48

        Section 12.1      Acceleration..............................................48
        Section 12.2      Other Remedies............................................48
        Section 12.3      Rescission................................................49
        Section 12.4      No Waivers or Election of Remedies, Expenses, etc.........49

SECTION 13.       REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.....................49

        Section 13.1      Registration of Notes.....................................49
        Section 13.2      Transfer and Exchange of Notes............................50
        Section 13.3      Replacement of Notes......................................50

SECTION 14.       PAYMENTS ON NOTES.................................................50

        Section 14.1      Place of Payment..........................................50
        Section 14.2      Home Office Payment.......................................51

SECTION 15.       EXPENSES, ETC.....................................................51

        Section 15.1      Transaction Expenses......................................51
        Section 15.2      Survival..................................................52

SECTION 16.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT......52

SECTION 17.       AMENDMENT AND WAIVER..............................................52

        Section 17.1      Requirements..............................................52
        Section 17.2      Solicitation of Holders of Notes..........................52
        Section 17.3      Binding Effect, etc.......................................53
        Section 17.4      Notes Held by Company, etc................................53

SECTION 18.       NOTICES...........................................................53

SECTION 19.       REPRODUCTION OF DOCUMENTS.........................................54

SECTION 20.       CONFIDENTIAL INFORMATION..........................................54

SECTION 21.       SUBSTITUTION OF PURCHASER.........................................55

SECTION 22.       MISCELLANEOUS.....................................................55

        Section 22.1      Successors and Assigns....................................56
        Section 22.2      Payments Due on Non-Business Days.........................56
        Section 22.3      Severability..............................................56
        Section 22.4      Construction..............................................56
        Section 22.5      Counterparts..............................................56
        Section 22.6      Governing Law.............................................56
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                                      iii

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
        Section 22.7      WAIVER OF JURY TRIAL......................................57
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                                       iv

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SCHEDULE A            --     Information Relating to Purchasers
SCHEDULE B            --     Defined Terms
SCHEDULE 4.9          --     Changes in Corporate Structure
SCHEDULE 5.3          --     Disclosure Materials
SCHEDULE 5.4          --     Subsidiaries of the Company and Ownership of
                                Subsidiary Stock
SCHEDULE 5.5          --     Financial Statements
SCHEDULE 5.8          --     Certain Litigation
SCHEDULE 5.11         --     Patents, etc.
SCHEDULE 5.14         --     Existing Indebtedness; Existing Liens; Existing
                             Investments
SCHEDULE 9.1          --     Inactive Subsidiaries
SCHEDULE 10.2(b)      --     Property Held for Sale
SCHEDULE B19          --     Projections
EXHIBIT 1             --     Form of 9.66% Series A Senior Secured Note due
                             March 30, 2004
EXHIBIT 2             --     Form of Deferral Fee Note
EXHIBIT 3             --     Form of Make-Whole Note
EXHIBIT 4.4(a)        --     Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(b)        --     Form of Opinion of Counsel for the Company
EXHIBIT 4.4(c)        --     Form of Opinion of Special Counsel for the
                             Collateral Agent
EXHIBIT 7.1(a)        --     Form of Officer's Certificate
EXHIBIT 7.1(b)        --     Form of Compliance Certificate



                                       v

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                           WABASH NATIONAL CORPORATION
                           1000 SAGAMORE PARKWAY SOUTH
                            LAFAYETTE, INDIANA 47905

             9.66% Series A Senior Secured Notes due March 30, 2004


                                                      Dated as of April 12, 2002


TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

                Wabash National Corporation, a Delaware corporation (the "Company"), agrees with you as set forth below. Reference is made to SCHEDULE B attached hereto for capitalized terms used herein and not otherwise defined herein. References to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a SCHEDULE or an EXHIBIT attached to this Agreement.

SECTION 1.     AMENDMENT AND RESTATEMENT; GUARANTIES; SECURITY.

        Section 1.1 Amendment and Restatement of Note Purchase Agreement and Notes. The Purchasers and the Company are parties to those certain separate and several Note Purchase Agreements each dated as of January 31, 1996, as amended by the First Amendment dated as of March 1, 1998, the Second Amendment dated as of September 30, 1999, and the Third Amendment dated as of November 30, 2000 (as so amended, collectively, the "Original Note Purchase Agreement"), pursuant to which the Company authorized the issue and sale of, and the Purchasers purchased from the Company $50,000,000 aggregate principal amount of its 6.41% Series A Senior Notes due January 31, 2003 (the "Original Notes").

                On the Closing (as defined below) the Company will amend and restate the Original Notes in the form of EXHIBIT 1. Reference in this Agreement to the "Notes" shall be a reference to the Original Notes as amended and restated in the form of EXHIBIT 1 together with the applicable PIK Notes related thereto described below. On the Closing the Company will issue the PIK Notes in the form of EXHIBITS 2 and 3 to you in accordance with the terms and provisions of SECTION 4.11. The Notes shall be substantially in the form set out in EXHIBITS 1-3, respectively, with such changes therefrom, if any, as may be approved by you and the Company.

                The Company and the Purchasers now desire to amend and restate the Original Note Purchase Agreement and the Original Notes to, among other things, (a) amend certain covenants and related definitions, (b) provide for collateral to secure the obligations represented by the Notes and the Note Guaranty and (c) make certain other changes to the Original Note Purchase Agreement.

        Section 1.2 Guaranty. The payment and performance obligations of the Company under and pursuant to the Original Note Purchase Agreement and the Original Notes are fully and unconditionally guaranteed by each of the Guarantors pursuant to the Note Guaranty dated as of September 30, 1999 (the "Original Note Guaranty"). The Purchasers have required as a condition to the execution and delivery of this Agreement that the Guarantors execute and deliver an Amended and Restated Note Guaranty dated the date hereof (the "Note Guaranty") to the Purchasers under and pursuant to which the Guarantors shall fully and unconditionally guaranty the payment and performance obligations of the Company under this Agreement and the Notes.

        Section 1.3 Security for the Notes and Note Guaranty. The Notes and the obligations of the Guarantors under the Note Guaranty shall be secured, equally and ratably with the other Secured Obligations, by the Collateral Documents.

        Section 1.4 Intercreditor Agreement. The Collateral described in the Collateral Documents shall be held by Bank One, N.A., as Collateral Agent for the benefit of the Purchasers and the other Secured Parties pursuant to the Intercreditor Agreement.

SECTION 2.     ISSUANCE AND EXCHANGE.

        Section 2.1 Issuance and Exchange of Notes. Subject to the terms and conditions of this Agreement, the Company will issue the amended and restated Notes to each Purchaser upon surrender by it of the Original Notes for cancellation by the Company. Contemporaneously with entering into this Agreement, the Company is entering into separate Amended and Restated Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "Other Purchasers"), providing for the issue and exchange, as the case may be, to each of the Other Purchasers of Notes in the principal amount specified opposite its name in SCHEDULE A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

SECTION 3.     CLOSING.

                The issue and exchange of the Notes to be issued to you and the Other Purchasers shall occur at the offices of Schiff Hardin & Waite, 7200 Sears Tower, Chicago, Illinois 60606 at 10:00 a.m. Central time, at a closing (the "Closing") on April 12, 2002 or on such other Business Day thereafter on or prior to April 15, 2002 as may be agreed upon by the Company and you and the Other Purchasers. If at the Closing the Company shall fail to tender such Notes to you as provided above in this
        SECTION 3, or any of the conditions specified in SECTION 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4.     CONDITIONS TO CLOSING.

                      Your obligation to exchange the Original Notes for the Notes to be issued to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

        Section 4.1   Representations and Warranties.

                      The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

        Section 4.2   Performance; No Default.

                      The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and exchange of the Notes no Default or Event of Default shall have occurred and be continuing.

        Section 4.3   Compliance Certificates.

               (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in SECTIONS 4.1, 4.2 and 4.9 have been fulfilled.

               (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

        Section 4.4   Opinions of Counsel.

                      You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Baker & Daniels, independent counsel for the Company, substantially in the form set forth in EXHIBIT 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you), (b) from Baker & Daniels, special local counsel to the Company in connection with such transactions, substantially in the form set forth in EXHIBIT 4.4(b) with respect to the Lafayette Property and covering such other matters incident to such transactions as you may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you), and (c) from special counsel to the Collateral Agent substantially in the form set forth in EXHIBIT 4.4(c).

        Section 4.5   Exchange Permitted By Applicable Law, etc.

                      On the date of the Closing your exchange of Notes shall
        (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the

        Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such exchange is so permitted.

        Section 4.6   Exchange of Other Notes.

                      Contemporaneously with the Closing the Company shall issue to the Other Purchasers and the Other Purchasers shall surrender the Notes to be exchanged by them at the Closing as specified in SCHEDULE A.

        Section 4.7   Payment of Special Counsel Fees.

                      Without limiting the provisions of SECTION 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of Schiff Hardin & Waite, your special counsel, incurred in connection with the preparation of this Agreement, the Other Agreements and matters incident thereto to the extent reflected in a statement of such counsel rendered to the Company (which statement may contain an estimate for fees, expenses and disbursements anticipated to be made) at least one Business Day prior to the Closing.

        Section 4.8   Private Placement Number.

                      A new Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

        Section 4.9   Changes in Corporate Structure.

                      Except as specified in SCHEDULE 4.9, neither the Company nor any of its Subsidiaries shall have changed its respective jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in SCHEDULE 5.5.

        Section 4.10  Collateral Documents; Related Transactions; Amendment Fee.

               (a) Subject to the terms and provisions of SECTION 9.14(b), each of the Collateral Documents shall have been duly executed and delivered in the respective forms thereof and shall be in full force and effect and all of the security interests granted thereunder shall be duly perfected to the satisfaction of your special counsel.

               (b) The Credit Agreement and the Intercreditor Agreement shall have been duly executed and delivered by the parties thereto and all of the transactions contemplated thereby shall have been consummated to your satisfaction.

               (c) The Series C-H Note Purchase Agreements and the Series I Note Purchase Agreement shall have been duly executed and delivered by the parties thereto and all of the transactions contemplated thereby shall have been consummated to your satisfaction.

               (d) The Company shall have entered into definitive and binding documentation pertaining to, and closed on, the Permitted Receivables Transfer on terms and conditions satisfactory to you.

               (e) The Company shall have closed on an amendment to the Fleet Lease Transaction on terms and conditions satisfactory to you.

               (f) The Company shall have paid in cash an amendment fee to each of you in an amount equal to 0.50% of the aggregate principal amount of the Notes held by you.

               (g) The Company shall have provided you written copies of any fee letter entered into among the Company and any Secured Party or the Administrative Agent relating to the transactions contemplated by this Agreement, the Credit Agreement and the Intercreditor Agreement other than fees paid to the Administrative Agent or Collateral Agent in their agent capacities.

        Section 4.11 PIK Notes.

               (a) The Company shall have issued to each holder of Notes a promissory note substantially in the form of EXHIBIT 2 (each a "Deferral Fee Note" and collectively, the "Deferral Fee Notes") which shall evidence the payment by the Company to each such holder of a deferral fee. The deferral fee evidenced by the Deferral Fee Note issued to each such holder shall accrue in the manner and bear interest at the interest rate set forth in the Deferral Fee Notes.

               (b) The Company shall have issued to each Holder a promissory grid note in substantially the form of EXHIBIT 3 (each a "Make-Whole Note" and collectively, the "Make-Whole Notes") which shall evidence the payment by the Company to each such Holder of the applicable Make-Whole Amount upon the prepayment of the Notes in accordance with the terms and provisions of SECTION 8.1(b). Interest on the Make-Whole Notes shall accrue monthly, shall be computed at a rate equal to 9.66% per annum and shall be added to the interest-bearing principal amount of the Make-Whole Notes.

        Section 4.12  Consent of Other Creditors.

                      Any consents or approvals required to be obtained from any holder of any outstanding debt of the Company or any Guarantor and any amendments of agreements pursuant to which any debt may have been incurred by the Company or any Guarantor, which shall be necessary to permit the consummation of the transactions contemplated hereby or by the Restructuring Transaction shall have been obtained and all such consents, approvals or amendments shall be satisfactory in form and substance to you and your special counsel.

        Section 4.13  Payment of Accrued Interest on all Notes.

                      The Company shall have paid to the Holders all unpaid and accrued interest to the date of Closing on the Notes.

        Section 4.14  Proceedings and Documents.

                      All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               The Company represents and warrants to you that:

        Section 5.1   Organization; Power and Authority.

                      The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements, the Collateral Documents and the Notes and to perform the provisions hereof and thereof.

        Section 5.2   Authorization, etc.

                      This Agreement, the Other Agreements, the Collateral Documents and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and each Collateral Document constitutes, and upon execution and delivery thereof each Note will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        Section 5.3   Disclosure.

                      Except as disclosed in SCHEDULE 5.3, this Agreement, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby, including, without limitation, the December 31, 2000 SEC Form 10-K (including all documents incorporated by reference therein), the March 31, 2001 SEC Form 10-Q, the June 30, 2001 SEC Form 10-Q and the September 30, 2001 SEC Form 10-Q of the Company and the financial statements listed in SCHEDULE 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as expressly described in SCHEDULE 5.3, or in one of the documents, certificates or other writings identified therein, or in the March 31, 2001, June 30, 2001 or September 30, 2001 SEC Forms 10-Q or in the financial statements listed in
        SCHEDULE 5.5, since December 31, 2000, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

        Section 5.4   Organization and Ownership of Shares of Subsidiaries.

               (a) SCHEDULE 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary; (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and executive officers.

               (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in SCHEDULE 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in SCHEDULE 5.4).

               (c) Each Subsidiary identified in SCHEDULE 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

               (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on SCHEDULE 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

        Section 5.5   Financial Statements.

                      The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on
        SCHEDULE 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such SCHEDULE and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

        Section 5.6   Compliance with Laws, Other Instruments, etc.

                      The execution, delivery and performance by the Company of this Agreement, the Collateral Documents and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or
        (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

               (a) The Notes and all other obligations under this Agreement of the Company are direct and secured obligations of the Company ranking pari passu with all of the other Secured Obligations of the Company (actual or contingent) other than as set forth in the Intercreditor Agreement.

        Section 5.7   Governmental Authorizations, etc.

                      No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Collateral Documents or the Notes.

        Section 5.8   Litigation; Observance of Agreements, Statutes and Orders.

               (a) Except as disclosed in SCHEDULE 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        Section 5.9   Taxes.

                      The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1996.

        Section 5.10  Title to Property; Leases.

                      The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material (other than assets subject to Capitalized Leases), including all such properties reflected in the most recent audited balance sheet referred to in SECTION 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

        Section 5.11  Licenses, Permits, etc.

               Except as disclosed in SCHEDULE 5.11, (a) the Company and its Subsidiaries own, possess, are licensed or otherwise have the lawful right to use all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect;

                (b) to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

        Section 5.12 Compliance with ERISA.

               (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate have a Material Adverse Effect.

               (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

               (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

               (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

               (e) The execution and delivery of this Agreement and the Collateral Documents and the issuance and exchange of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this SECTION 5.12(e) is made in reliance upon and subject to the accuracy of your representation in SECTION 6.2 as to the sources of the funds used to pay the purchase price of the Notes purchased by you.

        Section 5.13  Margin Regulations.

                      Margin stock (excluding any shares of Common Stock, par value $0.10 per share, of the Company which have been retired) does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this SECTION, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U, but shall not include the shares of Common Stock.

        Section 5.14 Existing Indebtedness; Existing Liens; Existing
Investments.

               (a) SCHEDULE 5.14 sets forth a complete and correct list of all
(i) outstanding Indebtedness of the Company and its Subsidiaries representing an obligation to pay in excess of $50,000 as of December 31, 2001, (ii) Liens on property of the Company and its Subsidiaries as of December 31, 2001 and (iii) Investments of the Company and its Subsidiaries as of December 31, 2001. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

               (b) Except as disclosed in SCHEDULE 5.14, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by SECTION 10.2(c).

        Section 5.15  Status under Certain Statutes.

                      Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended, except for Continental Transit Corp., a Subsidiary, which is subject to the Interstate Commerce Act, as amended.

        Section 5.16  Environmental Matters.

                      Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

               (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

               (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

               (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

        Section 5.17  Credit Agreement Representations.

                      The representations and warranties set forth in Article V of the Credit Agreement are hereby incorporated by reference herein as if such representations and warranties were set forth herein in full.

        Section 5.18  Restructuring Fees.

                      Neither the Company nor any Subsidiary has agreed to or has paid any amendment fee, restructuring fee, default premium or fee or any other fee, premium or charge to any holder of Indebtedness in connection with the Restructuring Transaction other than (a) the fees and charges specifically set forth in the Wabash National Corporation Proposal for Debt Restructure letter dated April 1, 2002, (b) the fees, costs and expenses specifically provided for in the Master Amendment dated as of the Closing to certain of the Fleet Lease Transaction documentation, (c) the extension fee paid to National City Leasing Corporation in connection with the extension of the National City Lease Transaction and (d) fees paid to the Administrative Agent or the Collateral Agent solely in their respective capacities as Administrative Agent or Collateral Agent. The Company and its Subsidiaries have disclosed to the Holders all written fee letters or other agreements regarding the payment of the fees and charges described in this SECTION
        5.18 paid to or agreed to in connection with the Restructuring Transaction other than those fees described in clause (d) above.

SECTION 6.     REPRESENTATIONS OF THE PURCHASER.

        Section 6.1   Purchase for Investment.

                      You represent that you purchased the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds managed by you and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

        Section 6.2   Source of Funds.

                      You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") which was used by you to pay the purchase price of the Notes purchased by you:

               (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest; or

               (b) if you are an insurance company, the source is your "insurance company general account" (as such term is defined under Section V of the United States Department of Labor's Prohibited Transaction Class Exemption ("PTCE") 95-60), and as of the date of the purchase of the Notes you satisfy all of the applicable requirements for relief under Sections I and IV of PTCE 95-60; or

               (c) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

               (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

               (e)    the Source is a governmental plan; or

               (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

               (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

               (h) As used in this SECTION 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.     INFORMATION AS TO COMPANY.

        Section 7.1   Financial and Business Information.

               (a) Financial Reporting. The Company shall furnish to each Holder that is an Institutional Investor:

                      (i) Monthly Reports. As soon as practicable and in any event within thirty (30) days after the end of each monthly accounting period of the Company (other than those monthly periods which are the last month in a fiscal quarter or fiscal year which reports for such periods shall be delivered within the time period specified in SECTIONS 7.1(a)(ii) and 7.1(a)(iii), respectively), the consolidated balance sheet of the Company and its Subsidiaries as of the end of such period, and the related consolidated statements of income and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such period setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or treasurer of the Company as having been prepared in accordance with GAAP, together with a certificate of the chief financial officer or treasurer of the Company on behalf of the Company stating that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement setting forth the details thereof and the action which the Company has taken and proposes to take with respect thereto;

                      (ii) Quarterly Reports. As soon as practicable, and in any event within forty-five (45) days (or such shorter period of time as is required by the Commission for delivery of quarterly financial statements) after the end of each of the first three fiscal quarters in each fiscal year, the consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by the chief financial officer or treasurer of the Company on behalf of the Company as fairly presenting in all material respects the consolidated and consolidating financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP, subject to normal year end adjustments. Delivery within the time period specified above of copies of the Company's Quarterly Report on

Form 10-Q prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this SECTION 7.1(a)(ii);

                      (iii) Annual Reports. As soon as practicable, and in any event within ninety (90) days (or such shorter period of time as is required by the Commission for delivery of annual financial statements) after the end of each fiscal year (including the fiscal year ended on or about December 31, 2001), (a) the consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year and, in comparative form the corresponding figures for the previous fiscal year and (b) an audit report on the items (other than the consolidating financial statements) listed in CLAUSE (a) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. Delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the Commission shall be deemed to satisfy the foregoing requirements of this SECTION 7.1(a)(iii), provided that the auditors' report contained therein satisfies the requirements specified in CLAUSE (b) above. The deliveries made pursuant to this CLAUSE (iii) shall be accompanied by a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Event of Default, or if, in the opinion of such accountants, any Default or Event of Default shall exist, stating the nature and status thereof;

                      (iv) Officer's Certificate. Together with each delivery of any financial statement pursuant to CLAUSES (i), (ii) and (iii) of this SECTION 7.1(a), (a) an Officer's Certificate of the Company, substantially in the form of EXHIBIT 7.1(a) attached hereto and made a part hereof, stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof and (b) a Compliance Certificate, substantially in the form of EXHIBIT 7.1(b) attached hereto and made a part hereof, signed by the Company's chief financial officer or treasurer, setting forth (1) calculations which demonstrate compliance with the provisions of
SECTION 10 and (2) in the case of a Compliance Certificate accompanying the financial statements delivered pursuant to SECTION 7.1(a)(ii), a detailed description and calculation of the Excess Cash Flow for the applicable fiscal quarter then ended;

                      (v) Valuations and Appraisals. By no later than such date as the Collateral Agent may specify, such valuations, appraisals and certificates (all costs and expenses with respect to which shall be for the account of the Company) as the Collateral Agent may require with respect to the value of the Collateral, the financial condition and insurance coverage of the Company and its Subsidiaries and the material Contingent Obligations of the Company and its Subsidiaries in compliance with the terms of SECTION 9.14(b); and

                      (vi) Other Information. Promptly, such other information respecting the business, properties operations or financial condition of the Company or any of its Subsidiaries, or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof, as any Holder may from time to time reasonably request.

               (b) Notice of Default. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of the Company obtaining knowledge (i) of any condition or event which constitutes a Default or Event of Default, or becoming aware that any Holder has given any written notice with respect to a claimed Default or Event of Default under this Agreement, or (ii) that any Person has given any written notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 11(e), deliver to the Holders an Officer's Certificate specifying (a) the nature and period of existence of any such claimed default, Default, Event of Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action the Company has taken, is taking and proposes to take with respect thereto.

               (c) Lawsuits. (i) Promptly upon the Company obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed pursuant to SECTION 5.8, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Company's reasonable judgment, the Company or any of its Subsidiaries to liability in an amount aggregating $1,000,000 or more (exclusive of claims covered by insurance policies of the Company or any of its Subsidiaries unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims and exclusive of claims covered by the indemnity of a financially responsible indemnitor in favor of the Company or any of its Subsidiaries (unless the indemnitor has disclaimed or reserved the right to disclaim coverage thereof)), give written notice thereof to the Holders and provide such other information as may be reasonably available to enable each Holder and its counsel to evaluate such matters; and (ii) in addition to the requirements set forth in CLAUSE (i) of this SECTION 7.1(c), upon request of the Required Holders, promptly give written notice of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to CLAUSE (i) above and provide such other information as may be reasonably available to it that would not result in loss of any attorney-client privilege by disclosure to the Holders to enable each Holder and its counsel to evaluate such matters.

               (d) Material Developments. Promptly and in any event within three
(3) calendar days after the Company obtaining knowledge of the occurrence of any development in the business or affairs of the Company or any of its Subsidiaries which has resulted in or, which is likely in the reasonable judgment of the Company to result in, a Material Adverse Effect, or affects the value of, or the Collateral Agent's interest in, the Collateral, taken as a whole, in any material respect, deliver to the Holders a statement of the chief financial officer or treasurer of the Company setting forth details of each such development and the action which the Company or such Subsidiary, as the case may be, has taken and proposes to take with respect thereto.

               (e) ERISA Notices. Deliver or cause to be delivered to the Holders, at the Company's expense, the following information and notices as soon as reasonably possible, and in any event:

                      (i) (x) within ten (10) Business Days after the Company obtains knowledge that a Termination Event has occurred, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the Company has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (y) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company to liability in excess of $1,000,000, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

                      (ii) within ten (10) Business Days after the Company or any of its Subsidiaries obtains knowledge that a non-exempt prohibited transaction (as defined in ERISA and the Code) has occurred, a statement of the chief financial officer of the Company describing such transaction and the action which the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto;

                      (iii) within ten (10) Business Days after the Company or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

                      (iv) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Company or a member of the Controlled Group with respect to such request;

                      (v) within ten (10) Business Days after receipt by the Company or any member of the Controlled Group of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                      (vi) within ten (10) Business Days after receipt by the Company or any member of the Controlled Group of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

                      (vii) within ten (10) Business Days after the Company or any member of the Controlled Group fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and

                      (viii) within ten (10) Business Days after the Company or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a

Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

        For purposes of this SECTION 7.1(e), the Company, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the Administrator of any Plan of which the Company or any member of the Controlled Group or such Subsidiary is the plan sponsor.

               (f) Other Reports. Deliver or cause to be delivered to the Holders copies of all financial statements, reports and notices, if any, sent or made available generally by the Company to owners of ownership, membership or other equity interests in the Company or filed with the Commission by the Company, all press releases made available generally by the Company or any of the Company's Subsidiaries to the public concerning material developments in the business of the Company or any such Subsidiary and all notifications received from the Commission by the Company or its Subsidiaries pursuant to the Securities Exchange Act and the rules promulgated thereunder.

               (g) Environmental Notices. As soon as possible and in any event within ten (10) days after receipt by the Company or any of its Subsidiaries, a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Company, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Company or any of its Subsidiaries to liability in excess of $5,000,000.

               (h) Other Information. Promptly upon receiving a request therefor from any Holder, prepare and deliver to the Holders such other information with respect to the business, Property, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries as from time to time may be reasonably requested by any Holder.

        Section 7.2   Inspection.

                      The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

               (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

        Section 7.3   Information Required by Rule 144A.

                      The Company covenants that it will upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this SECTION 7.5, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

SECTION 8.     PREPAYMENT OF THE NOTES.

        Section 8.1   Required Prepayments.

               (a) On the last day of each month commencing with April 30, 2002 through and including December 31, 2002, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series A Note Principal Allocation times $1,166,667, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

               (b) On the last day of each month commencing with January 31, 2003 through December 31, 2003, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series A Note Principal Allocation times $4,958,333, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

               (c) Within three Business Days after the each of each fiscal quarter of the Company (commencing with the fiscal quarter ending on June 30, 2002), the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series A Note Principal Allocation times the Excess Cash Flow if positive, for such quarter, together with the Make-Whole Amount payable with respect; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

               (d) All prepayments made under and pursuant to this SECTION 8.1 shall be applied in accordance with the terms and provisions of SECTION 8.3. All amounts of Make-Whole Amount due and payable with respect to such prepayments shall be added to the outstanding principal amount of the Make-Whole Notes and an appropriate entry on the grid attached thereto shall be made by each holder of such Make-Whole Notes.

        Section 8.2   Optional Prepayments with Make-Whole Amount.

                      The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes (other than the Deferral Fee Notes and the Make-Whole Notes unless all other Notes are paid in full at such time), at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this SECTION 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with SECTION 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. The Company shall, on or before the day on which it gives written notice of prepayment pursuant to this SECTION 8.2, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Institutional Investor which shall have designated a recipient of such notices in SCHEDULE A attached hereto or by notice in writing to the Company.

        Section 8.3   Allocation of Partial Prepayments.

                      In the case of each partial prepayment of the Notes pursuant to SECTION 8.1 or 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (not counting the Make-Whole Notes and the Deferral Fee Notes) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment; provided that all such partial prepayments shall be applied against the principal amount of the Notes scheduled to become due in the inverse order of maturity thereof.

        Section 8.4   Maturity; Surrender, etc.

                      In the case of each prepayment of Notes pursuant to this
        SECTION 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

        Section 8.5   Purchase of Notes.

                      The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

        Section 8.6   Make-Whole Amount.

                      The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                      "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to SECTIONS 8.1 OR
        8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

                      "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                      "Reinvestment Yield" means, with respect to the Called Principal of any Note, 50 basis points over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity closest to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining

        Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

                      "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                      "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to SECTION 8.1, 8.2 or 12.1.

                      "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to SECTION 8.1 OR 8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

                      Notwithstanding anything to the contrary contained herein or in the Notes, for purposes of computing any Make-Whole Amount under this Agreement, (1) the "scheduled due date" of the Called Principal of the Notes shall be deemed to be January 31, 2003 and (2) all Remaining Scheduled Payments on the Notes shall be determined on the assumption that the interest rates borne by the Notes is 6.41% per annum.

SECTION 9.     AFFIRMATIVE COVENANTS.

                The Company covenants that from and after the date of the Closing and continuing so long as any of the Notes are outstanding:

        Section 9.1   Existence, Etc.

                      Except with respect to the inactive Subsidiaries identified on SCHEDULE 9.1 hereto, the Company shall, and shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses, and except that any Subsidiary of the Company may merge with or liquidate into the Company or any other Subsidiary of the Company, provided that the surviving entity expressly assumes any liabilities, if any, of any of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Required Holders and provided further that the consolidated net worth of the surviving corporation is not less than the consolidated net worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger. The Holders acknowledge that the Company intends to, and the Company hereby agrees to, legally dissolve by no later than sixty (60) days after the Closing the inactive Subsidiaries identified on SCHEDULE 9.1 hereto, and the Holders expressly consent to such dissolution.

        Section 9.2   Powers.

                      The Company shall, and shall cause each of its Subsidiaries to, qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or is reasonably likely to have a Material Adverse Effect.

        Section 9.3   Compliance with Laws, Etc.

                      The Company shall, and shall cause its Subsidiaries to,
        (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits, licenses and franchises necessary for its operations and maintain such permits in good standing unless failure to comply or obtain could not reasonably be anticipated to have a Material Adverse Effect.

        Section 9.4   Payment of Taxes and Claims.

                      The Company shall pay, and cause each of its Subsidiaries to pay, (a) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (b) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by SECTION 10.2(c)) upon any of the Company's or such Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in CLAUSE (a) above or claims referred to in CLAUSE
        (b) above (and interest, penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; and provided further that no Default or Event of Default shall arise or occur with respect to this SECTION
        9.4 unless unpaid taxes, assessments, governmental charges and claims (other than those being contested pursuant to the preceding proviso) exceed $1,000,000 in the aggregate.

        Section 9.5   Intentionally Omitted.

        Section 9.6   Inspection of Property; Books and Records; Discussions.

                      In addition to the provisions set forth in SECTION 7.2, the Company shall permit, and cause each of the Company's Subsidiaries to permit, (a) any authorized representative(s) designated by any Holder to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine, audit, check and make copies of their respective financial and accounting records, books, journals, orders, receipts and any correspondence and other data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their directors, officers, employees and independent certified public accountants, and
        (ii) permit the Collateral Agent or any of its agents or representatives to conduct a comprehensive field audit of its books, records, properties and assets, including without limitation, the Collateral, all upon reasonable notice, at such reasonable times during normal business hours, as often as may be reasonably requested and at the cost and expense of the Company; provided, however, so long as no Event of Default has occurred and is continuing, the Collateral Agent shall conduct no more than one (1) such comprehensive field audit during any twelve (12) month period and the reimbursable cost associated therewith shall not exceed $15,000. The Company shall keep and maintain, and cause each of the Company's Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Company, upon the request of the Required Holders, shall turn over any such records to the Holders or their representatives.

        Section 9.7 ERISA Compliance.

                      The Company shall, and shall cause each of the Company's Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

        Section 9.8   Maintenance of Properties; Insurance.

                      The Company shall maintain, preserve and protect all Property that is material to the conduct of the business of the Company or any of its Subsidiaries and keep such Property in good repair, working order and condition and from time to time make, or cause to be made all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times in accordance with customary and prudent business practices for similar businesses; and maintain in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, including fire and other risks insured against by extended coverage, as is usually carried by companies engaged in similar businesses and owning similar properties similarly situated and maintain in full force and effect public liability insurance, insurance against claims for personal injury or death or property damage occurring in connection with any of its activities or any properties owned, occupied or controlled by it, in such amounts as it shall reasonably deem necessary, and maintain such other insurance as may be required by law. The Company shall deliver to the Collateral Agent, by no later than thirty (30) days after the Closing, endorsements (y) to all "All Risk" physical damage insurance policies on all of the Company's and its Subsidiaries' tangible personal property and assets and business interruption insurance policies naming the Collateral Agent as loss payee, and (z) to all general liability and other liability policies naming the Collateral Agent and each Holder as an additional insured. In the event the Company or any of its Subsidiaries, at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required herein or to pay any premium in whole or in part relating thereto, then the Collateral Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Collateral Agent deems advisable.

        Section 9.9   Environmental Compliance.

                      The Company and its Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Company and its Subsidiaries to liability, individually or in the aggregate, in excess of $5,000,000 (excluding amounts covered by indemnity claims that are not in dispute).

        Section 9.10  Foreign Employee Benefit Compliance.

                      The Company shall, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in liability in excess of $1,000,000.

        Section 9.11  Maintenance of Rights.

                      The Company shall obtain and maintain, and shall cause each of its Subsidiaries to obtain and maintain, in full force and effect all licenses, franchises, permits other similar rights necessary for the operation of its business, except where the failure to obtain or maintain such rights does not have and could not reasonably be expected to have a Material Adverse Effect.

        Section 9.12  Conduct of Business.

                      Subject to SECTIONS 9.1(a) and 10.2(h), the Company will continue, and will cause each Subsidiary to continue, to engage primarily in the material lines of business which the Company and its Subsidiaries operate, respectively, as of the Closing.

        Section 9.13  Subsidiary Documentation.

                      As soon as practicable and in any event within 30 days after any Person becomes a Domestic Subsidiary of the Company, the Company shall cause each such Person to execute and deliver a Note Guaranty to the Holders and Collateral Documents to the Collateral Agent and to deliver or cause to be delivered to the Holders (in the case of a Note Guaranty) and the Collateral Agent (in the case of any Collateral Documents) all related documentation with respect to the execution and delivery of such Note Guaranty and Collateral Documents by such Person that the Holders or Collateral Agent may reasonably request, including, without limitation, certified resolutions, incumbency certificates, organizational documents and legal opinions.

        Section 9.14  Collateral Documents; Post-Closing Real Estate Covenants.

               (a)    The Company shall execute or cause to be executed:

                      (1) on or prior to the Closing, (i) the Security Agreement, (ii) one or more Pledge Agreements with respect to all of the Capital Stock owned by the Company and its Domestic Subsidiaries of each of the Domestic Subsidiaries in existence on the Closing, (iii) a Mortgage from the title owner of the Lafayette Property with respect to the Lafayette Property and (iv) such vehicle title applications (other than with respect to vehicles subject to the Fleet Lease Transaction and the National City Lease Transaction) as the Collateral Agent may request, accompanied by the relevant vehicle titles and fees to be filed with the applicable Governmental Authorities to reflect the Collateral Agent as lienholder;

                      (2)(i) within five (5) Business Days after any Subsidiary becoming a Domestic Subsidiary, a Pledge Agreement (or supplement thereto) with respect to all of the Capital Stock of such Subsidiary owned by the Company and its Domestic Subsidiaries and (ii) within thirty (30) days after any Subsidiary becoming a First Tier Foreign Subsidiary, a pledge agreement (or supplement thereto) or share mortgage in favor of the Collateral Agent for the benefit of the Secured Parties with respect to the lesser of (x) 100% (or, in respect of any First Tier Foreign Subsidiary, 65% so long as a 100% pledge would cause such First Tier Foreign Subsidiary's accumulated and undistributed earnings and profits to be deemed to be repatriated to the Company or a Domestic Subsidiary for U.S. federal income tax purposes) of all the outstanding Capital Stock of each First Tier Foreign Subsidiary and (y) all of the outstanding Capital Stock of each First Tier Foreign Subsidiary currently or hereafter owned by the Company and its Domestic Subsidiaries; and provided that no such pledge of the Capital Stock of a First Tier Foreign Subsidiary shall be required hereunder to the extent such pledge is prohibited by applicable law or the Collateral Agent and its counsel reasonably determine that such pledge would not provide material Collateral for the benefit of the Secured Parties pursuant to legally binding, valid and enforceable Pledge Agreements;

                      (3) within five (5) Business Days after any Subsidiary becoming a Guarantor, a supplement to the Security Agreement (in the form attached thereto), and the other documents required by the Collateral Agent in connection therewith;

                      (4) within thirty (30) days after the Company or any Domestic Subsidiary acquires any fee interest in real property, a Mortgage executed by such acquiring Person, accompanied by such title reports, title insurance, surveys, appraisals and environmental reports (collectively, "Real Estate Instruments") as are requested by the Collateral Agent (provided that the foregoing shall not apply to any real property that is (1) or is expected to be the subject of the SunTrust Sale Leaseback or (2) identified on SCHEDULE 10.2(b) hereto);

                      (5) within ten (10) days after any Loan Party acquires an ownership interest in any vehicle and other item of rolling stock subject to a certificate of title law, to the extent so required by the Collateral Agent, an appropriate vehicle title application (other than with respect to vehicles subject to the Fleet Lease Transaction and the National City Lease Transaction) accompanied by the relevant vehicle title and fee to be filed with the applicable Governmental Authority to reflect the Collateral Agent as lienholder with respect to such vehicle or other item of rolling stock;

        and the Company shall deliver to the Collateral Agent all such Pledge Agreements, Note Guarantees and other Collateral Documents, together with appropriate corporate resolutions and other documentation (including opinions, UCC financing statements, real estate title insurance policies, environmental reports, the stock certificates representing the Capital Stock subject to such pledge, stock powers with respect thereto executed in blank, and such other documents as shall be reasonably requested to perfect the Lien of such pledge) in each case in form and substance reasonably satisfactory to the Collateral Agent; provided that, with respect to the pledge of Capital Stock in First Tier Foreign Subsidiaries in existence on the date hereof and vehicles and real estate owned by the Company or any of its Domestic Subsidiaries on the date hereof, such relevant Pledge Agreements, vehicle title applications and Real Estate Instruments are required to be delivered hereunder at the times and in the manner required in writing by the Holders.

                (b) In addition to the terms and provisions of SECTION 9.14(a), the Company shall, and shall cause its Subsidiaries to, within the time periods set forth below (to the extent such actions have not occurred on or prior to the Closing), cause the following to occur:

                      (1) with respect to the Layfayette Property: (a) within seven (7) days of the Closing, deliver an executed Mortgage and record and/or file such Mortgage with the local recorder of deeds/registrar of titles; (b) within seven (7) days of the Closing, deliver a Lender's 1970 ALTA form of title insurance policy (or executed Pro-Forma thereof) in favor of the Collateral Agent in the amount of the net book value of the Lafayette Property; (c) within sixty (60) days of the Closing, deliver a Phase I Environmental Assessment addressed to and in form and substance reasonably satisfactory to the Holders, and prepared by an environmental engineering firm reasonably acceptable to the Holders; (d) within seven (7) days of the Closing, deliver a legal opinion in the form as set forth in EXHIBIT 4.4(b) hereto from Baker & Daniels regarding such Mortgage; (e) within seventy-five (75) days of the Closing, deliver an ALTA plat of survey prepared by a surveyor licensed in the State of Indiana with respect to the Layfayette Property; and (f) within sixty (60) days of delivery of the survey, cause any necessary adjustments or modifications to the Mortgage or the title insurance policy as may be reasonably required to reflect the survey and the facts set forth therein on the title insurance policy and the Mortgage;

                      (2) with respect to each Material Real Estate Property:
        (a) within fifteen (15) days of the Closing, deliver an executed Mortgage and record and/or file such Mortgage with the local recorder of deeds/registrar of titles; (b) within thirty (30) days of the Closing, deliver a Lender's 1970 ALTA form of title insurance policy (or executed Pro-Forma thereof) in favor of the Collateral Agent in the amount of the net book value of the such property; (c) within sixty (60) days of the Closing, deliver a Phase I Environmental Assessment addressed to and in form and substance reasonably satisfactory to the Holders, and prepared by an environmental engineering firm reasonably acceptable to the Holders; (d) within thirty (30) days of the Closing, deliver a legal opinion in the form as set forth in EXHIBIT 4.4(b) hereto from special local counsel reasonably satisfactory to the Holders regarding such Mortgage; (e) within seventy-five (75) days of the Closing, deliver an ALTA plat of survey prepared by a surveyor licensed in the state where such property is located with respect to such property; and (f) within sixty (60) days of delivery of the survey, cause any necessary adjustments or modifications to the Mortgage or the title insurance policy as may be reasonably required to reflect the survey and the facts set forth therein on the title insurance policy and the Mortgage;

                      (3) with respect to each Significant Real Estate Property:
        (a) within forty-five (45) days of the Closing, deliver an executed Mortgage and record and/or file such Mortgage with the local recorder of deeds/registrar of titles; and (b) within forty-five (45) days of the Closing, deliver a Lender's 1970 ALTA form of title insurance policy (or executed Pro-Forma thereof) in favor of the Collateral Agent in the amount of the net book value of the such property;

                      (4) with respect to all other real property owned by the Company or its Domestic Subsidiaries: (a) within sixty (60) days of the Closing, deliver an executed Mortgage and record and/or file such Mortgage with the local recorder of deeds/registrar of titles; and

                      (5) with respect to all properties which are anticipated to be included in the SunTrust Sale Leaseback, the Company agrees that if such SunTrust Sale Leaseback is not consummated on or prior to December 31, 2002, or if any property which was anticipated to be included in such SunTrust Sale Leaseback and is not so included, the Company shall comply or cause its Domestic Subsidiaries to comply with the terms and provisions of this SECTION 9.14(b) with respect to each such property on or prior to December 31, 2002 in the case of all such properties if the SunTrust Sale Leaseback is not consummated and within forty-five (45) days from the date any property is no longer anticipated to be included in the SunTrust Sale Leaseback.

        Section 9.15  Restructuring Consultant.

                      The Company shall engage and retain, until such time as the Required Secured Parties so require, a restructuring consulting firm acceptable to the Required Secured Parties and the Company shall cause such restructuring consulting firm to deliver such financial reports, statements and analysis to any Holder as such Holder may reasonably request from time to time. Each Holder hereby acknowledges that the Company has engaged and retained PricewaterhouseCoopers as its restructuring consultant and agrees that PricewaterhouseCoopers is acceptable to such Holder.

        Section 9.16  Chief Restructuring Officer.

                      In the event the Company has not appointed a full-time permanent chief executive officer by September 30, 2002, the Company shall appoint and retain, until a full-time permanent chief executive officer of the Company is appointed, a chief restructuring officer with such qualifications and experience as are acceptable to the Required Secured Parties, which officer shall report directly to the Company's board of directors. The Company shall vest such officer with control over the operations of the Company and its Subsidiaries. Furthermore, until a full-time permanent chief executive officer of the Company is appointed, the Company hereby agrees to furnish to the Holders, promptly and in any event within (a) three (3) calendar days after the Company obtaining knowledge thereof, a statement of the chief financial officer or treasurer of the Company setting forth details of any and all material developments in the Company's search for a full-time permanent chief executive officer and (b) fifteen (15) days after the end of each calendar month, a statement of the chief financial officer or treasurer of the Company setting forth details of any and all steps the Company proposes to take with respect to selecting a full-time permanent chief executive officer.

        Section 9.17  Approved Refinancing Indebtedness.

                      The Company shall incur an Approved Refinancing Indebtedness on or prior to March 30, 2004 in an aggregate principal amount equal to or in excess of the amount of Indebtedness of the Company which matures on March 30, 2004.

SECTION 10.    NEGATIVE COVENANTS; FINANCIAL COVENANTS.

        Section 10.1  Fiscal Year 2004 Covenants.

                      The Company covenants that from and after December 31, 2003 and continuing so long as any of the Notes are outstanding:

               (a) Consolidated Tangible Net Worth. The Company will at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than the sum of (i) $110,000,000 plus (ii) 75% of Consolidated Net Income computed on a cumulative basis for each of the elapsed fiscal quarters ending after December 31, 2003; provided that notwithstanding that Consolidated Net Income for any such elapsed fiscal quarter may be a deficit figure, no reduction as a result thereof shall be made on the sum to be maintained pursuant hereto.

               (b) Funded Debt. The Company shall not at any time permit the aggregate amount of all Consolidated Funded Debt to exceed an amount equal to 50% of Consolidated Total Capitalization determined at such time.

               (c) Priority Debt. The Company shall not at any time permit the aggregate amount of all Consolidated Priority Debt outstanding at any time to exceed an amount equal to 20% of Consolidated Tangible Net Worth.

               (d) Minimum Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio as of the last day of each fiscal quarter of the Company (commencing with the fiscal quarter ending on or about March 30, 2004), for the period of four consecutive fiscal quarters then ending, to be less than
4.00 to 1.

               (e) Maximum Leverage Ratio. The Company shall not permit the ratio of (i) Consolidated Funded Debt to (ii) Consolidated EBITDA as of the last day of each fiscal quarter of the Company (commencing with the fiscal quarter ending on or about March 30, 2004), for the period of four consecutive fiscal quarters then ending, to be greater than 2.85 to 1.

        Section 10.2  Negative Covenants.

                      The Company covenants that from and after the Closing and continuing so long as any of the Notes are outstanding:

               (a) Indebtedness. Neither the Company nor any of its Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                      (i)    the Obligations;

                      (ii)   Permitted Existing Indebtedness;

                      (iii) Indebtedness arising from intercompany loans from the Company or any Subsidiary to any Subsidiary so long as intercompany loans from the Company or any Domestic Subsidiary to a Foreign Subsidiary shall not exceed an aggregate of $5,000,000 during the term of this Agreement;

                      (iv) Indebtedness with respect to surety, appeal and performance bonds obtained by the Company or any of its Subsidiaries in the ordinary course of business;

                      (v) Indebtedness constituting Contingent Obligations permitted by SECTION 10.2(e);

                      (vi) Unsecured Indebtedness and other liabilities incurred in the ordinary course of business and consistent with past practice, but not incurred through the borrowing of money or the obtaining of credit (other than customary trade terms);

                      (vii) Indebtedness evidenced by the Bank Notes and other Indebtedness under the Credit Agreement in an aggregate principal amount not to exceed $125,000,000 plus the PIK Notes (as defined in the Credit Agreement);

                      (viii) Indebtedness incurred in connection with the Receivables Purchase Documents; provided that Receivables Facility Attributed Indebtedness incurred in connection therewith does not exceed $110,000,000 in the aggregate at any time;

                      (ix) other unsecured Indebtedness in an aggregate principal amount not exceeding $3,000,000 at any time outstanding; and

                      (x)    the Approved Refinancing Indebtedness.

               (b) Sales of Assets. Except in connection with the SunTrust Sale Leaseback and the sale of any of the assets and properties or consummation of the transactions identified on SCHEDULE 10.2(b) hereto, neither the Company nor any of its Subsidiaries shall sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

                      (i) sales of inventory in the ordinary course of business;

                      (ii) the disposition of obsolete equipment in the ordinary course of business;

                      (iii) Permitted Receivables Transfers;

                      (iv) sales by Apex Trailer Leasing & Rentals, L.P. in the ordinary course of business of lease and other finance contract receivables and equipment subject to lease, if such transaction (a) is for not less than fair market value and (b) when combined with all other such sales during the then current fiscal year represents disposition of not greater than 50% of Apex Trailer Leasing & Rentals, L.P.'s Tangible Assets at the end of the immediately preceding fiscal year; and

                      (v) transfers of assets by the Company or any Subsidiary to any Subsidiary so long as (1) in the case of a transferee which is a Domestic Subsidiary, the security interests granted pursuant to the Collateral Documents in the events so transferred shall remain in full force and effect and perfected and (2) transfers of assets by the Company or any Domestic Subsidiary to any Foreign Subsidiary shall not exceed an aggregate of $1,000,000 during the term of this Agreement.

               (c) Liens. Neither the Company nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:

                      (i)    Permitted Existing Liens;

                      (ii)   Customary Permitted Liens;

                      (iii) purchase money Liens (including the interest of a lessor under a Capitalized Lease and Liens to which any property is subject at the time of the acquisition thereof by the Company or one of its Subsidiaries) securing permitted purchase money Indebtedness; provided that such Liens shall not apply to any property of the Company or its Subsidiaries other than that purchased or subject to such Capitalized Lease;

                      (iv) Liens arising in connection with the Permitted Receivables Transfer;

                      (v) Environmental Liens securing liabilities, claims, costs or damages not exceeding $5,000,000 in the aggregate;

                      (vi) Liens created by the Collateral Documents; and

                      (vii) Liens granted by a Foreign Subsidiary on Property located in Canada to the extent securing Indebtedness permitted by SECTION 10.2(a)(iii).

        In addition, neither the Company nor any or its Subsidiaries shall, after the date hereof, become a party to any agreement, note, indenture or other instrument (other than the Intercreditor Agreement), or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Collateral Agent for the benefit of the Holders and the other Secured Parties as collateral for the Secured Obligations; provided that any agreement, note, indenture or other instrument in connection with permitted purchase money Indebtedness (including Capitalized Lease Obligations) may prohibit the creation of a Lien in favor of the Collateral Agent for the benefit of the Holders and the other Secured Parties on the items of property obtained with the proceeds of such permitted purchase money Indebtedness; and provided further that the Receivables Purchase Documents may prohibit the creation of a Lien in favor of the Collateral Agent for the benefit of the Holders and the other Secured Parties on the assets of WNC and on the "Transferred Assets" (as defined in the Receivables Sale Agreement) of the Originators.

                (d) Investments. Neither the Company nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

                      (i)    Investments in Cash Equivalents;

                      (ii)   Permitted Existing Investments;

                      (iii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                      (iv) Investments consisting of deposit accounts maintained by the Company or any of its Subsidiaries in connection with their cash management systems;

                      (v) Investments with respect to Indebtedness permitted pursuant to SECTION 10.2(a)(iii);

                      (vi)   Existing Investments in any Subsidiaries;

                      (vii) Investments consisting of minority interests and joint ventures and loans or advances to such entities, provided that at the time any such Investment is made the amount of all Investments under this CLAUSE
(vii) (including such new Investment, and including all Permitted Existing Investments that are of the type covered by this CLAUSE (vii)) does not exceed $5,000,000 at such time;

                      (viii) Investments in WNC required in connection with the Receivables Purchase Documents; and

                      (ix) Investments in connection with Permitted
Acquisitions.

               (e) Contingent Obligations. Neither the Company nor any of its Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, except: (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Permitted Existing Contingent Obligations and any extensions, renewals or replacements thereof, provided that any such extension, renewal or replacement is not greater than the Indebtedness under, and shall be on terms no less favorable to the Company or such Subsidiary than the terms of, the Permitted Existing Contingent Obligation being extended, renewed or replaced;
(iii) obligations, warranties, and indemnities, not relating to Indebtedness of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit of or in favor of an Affiliate of the Company or such Subsidiary; (iv) Contingent Obligations of the Company or any of its Subsidiaries with respect to any Indebtedness permitted by this Agreement; and
(v) Contingent Obligations with respect to surety, appeal and performance bonds obtained by the Company or any Subsidiary in the ordinary course of business.

               (f) Acquisitions. Neither the Company nor any of its Subsidiaries shall make any Acquisition other than a Permitted Acquisition.

               (g) Transactions with Shareholders or Affiliates. Neither the Company nor any of its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of any Equity Interests of the Company, or with any Affiliate of the Company which is not its Subsidiary, on terms that are less favorable to the Company or its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate.

               (h) Restriction on Fundamental Changes. Neither the Company nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of the Company's or any such Subsidiary's business or property, whether now or hereafter acquired, except transactions permitted under SECTIONS 10.2(b) and 10.2(f) and except that any Subsidiary of the Company may merge with or liquidate into the Company or any other Subsidiary of the Company, provided that the surviving entity expressly assumes any liabilities, if any, of either of such

Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Required Holders and provided further that the consolidated net worth of the surviving corporation is not less than the consolidated net worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger.

               (i) Margin Regulations. Neither the Company nor any of its Subsidiaries shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry Margin Stock.

               (j)    ERISA.  The Company shall not:

                      (i) engage, or permit any of its Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                      (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

                      (iii) fail, or permit any Controlled Group member to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan; or

                      (iv) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in any liability of the Company or any Controlled Group member under Title IV of ERISA.

               (k) Fiscal Year. Neither the Company nor any of its consolidated Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year.

               (l) Prepayment of Other Indebtedness. Neither the Company nor any of its Subsidiaries shall make any optional prepayment, redemption, repurchase or defeasance of any Indebtedness of the Company or any such Subsidiary which would, in accordance with GAAP, constitute long-term Indebtedness, other than the Obligations, any intercompany indebtedness permitted by SECTION 10.2(a)(iii) and other Indebtedness described on SCHEDULE 5.14 hereto.

               (m) Limitations on Restrictive Agreements. Neither the Company nor any of its Subsidiaries shall enter into, or suffer to exist, any agreement (other than this Agreement, the Credit Agreement, the Series C-H Note Purchase Agreements and the Series I Note Purchase Agreement) with any Person which, directly or indirectly, prohibits or limits the ability of any Subsidiary to (i) pay dividends or make other distributions to the Company or prepay any Indebtedness owed to Company or (ii) transfer any of its properties or assets to the Company (other than with respect to assets subject to Liens permitted by SECTION 10.2(c)).

               (n) Leases. Except in connection with the SunTrust Sale Leaseback, the Fleet Lease Transaction and the National City Lease Transaction, the Company shall not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except: (i) leases existing on the date of this Agreement and any extensions or renewals thereof, but no increase in the amount payable thereunder; and (ii) leases (other than Capitalized Leases or leases constituting Off-Balance Sheet Liabilities) which do not in the aggregate require the Company and its Subsidiaries on a consolidated basis to make payments (including taxes, insurance, maintenance and similar expenses which the Company or any Subsidiary is required to pay under the terms of any lease) at any time during the term of this Agreement in excess of $3,500,000.

               (o)    [Intentionally Omitted.]

               (p) Hedging Obligations. Enter into any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements evidencing Hedging Obligations, other than interest rate, foreign currency or commodity exchange, swap, collar, cap or similar agreements entered into by the Company pursuant to which the Company has hedged its actual or forecasted interest rate, foreign currency or commodity exposure. Such permitted hedging agreements entered into by the Company and any Lender or any affiliate of any Lender to hedge floating interest rate risk in an aggregate notional amount not to exceed at any time an amount equal to the outstanding balance of the Term Loans and the principal Indebtedness under the Senior Notes at such time are sometimes referred to herein as "Interest Rate Agreements".

               (q) Sales and Leasebacks. Neither the Company nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any lease, whether an operating lease or a Capitalized Lease, of any Property (whether real or personal or mixed) (i) which it or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which it or one of its Subsidiaries intends to use for substantially the same purposes as any other Property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease, unless (a) in either case the sale involved is not prohibited under SECTION 10.2(b) and the lease involved is not prohibited under
SECTION 10.2(a) or (b) such sale and leaseback transaction is the SunTrust Sale Leaseback. The parties hereto acknowledge and agree that the foregoing shall not operate to restrict, prohibit or prevent the Fleet Lease Transaction and the National City Lease Transaction.

               (r) Issuance of Disqualified and Preferred Stock. Neither the Company nor any of its Subsidiaries shall issue any Disqualified Stock. The Company shall not issue any new shares of preferred stock and shall not permit any Subsidiary to issue any shares of preferred stock.

               (s) Corporate Documents. Neither the Company nor any of its Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective constituent documents as in effect on the date hereof in any manner materially adverse to the ability of the Company or any of its Subsidiaries to perform their respective obligations under the Note Documents, without the prior written consent of the Required Holders. The Company shall not amend, modify or otherwise change any of the terms or provisions of the Fruehauf Preferred Stock.

               (t) Other Indebtedness. The Company shall not amend, modify or supplement, or permit any Subsidiary to amend, modify or supplement (or consent to any amendment, modification or supplement of), any document, agreement or instrument evidencing the Bank Notes, the Senior Notes (other than the Notes), the NatCity Lease Transaction, the Fleet Lease Transaction, the Permitted Receivables Transfer or Subordinated Indebtedness (or any replacements, substitutions or renewals thereof) or pursuant to which any such Indebtedness is issued where such amendment, modification or supplement provides for the following or which has any of the following effects:

                      (i) increases the overall principal amount of any such Indebtedness or increases the amount of any single scheduled installment of principal or interest;

                      (ii) shortens or accelerates the date upon which any installment of principal or interest becomes due or adds any additional mandatory redemption provisions;

                      (iii) shortens the final maturity date of such Indebtedness or otherwise accelerates the amortization schedule with respect to such Indebtedness;

                      (iv) increases the rate of interest accruing on such Indebtedness;

                      (v) provides for the payment of additional fees or increases existing fees;

                      (vi) amends or modifies any financial or negative covenant (or covenant which prohibits or restricts the Company or a Subsidiary of the Company from taking certain actions) in a manner which is more onerous or more restrictive to the Company (or any Subsidiary of the Company) or which is otherwise materially adverse to the Company and/or the Lenders or, in the case of adding covenants, which places additional restrictions on the Company (or a Subsidiary of the Company) or which requires the Company or any such Subsidiary to comply with more restrictive covenants than the covenants set forth herein or which requires the Company to better its financial performance from that set forth in the financial covenants set forth herein;

                      (vii) amends, modifies or adds any covenant in a manner which, when taken as a whole, is materially adverse to the Company and/or the Holders;

                      (viii) amends, modifies or supplements any subordination provisions thereof;

                      (ix) amends or modifies the limitations on transfer provided therein; or

                      (x) reduces the lending commitments under the Credit Agreement or the availability under the Permitted Receivables Transfer facility.

               (u) No Changes to Standard Warranty. The Company shall not, and shall cause its Subsidiaries to not, make any material changes to the warranty policies of the Company and its Subsidiaries in effect on the date of this Agreement.

               (v) Prohibition Against Trade-In Value Guaranties. The Company shall not, and shall cause its Subsidiaries to not, make any Guaranty of trade-in values of trailers beyond six months in duration.

        Section 10.3  Financial Covenants.

                      The Company covenants that from and after the Closing and continuing so long as any of the Notes are outstanding:

               (a) Minimum Consolidated Tax Adjusted Equity. If the Company shall have reported a cumulative tax benefit as of the last day of any fiscal quarter specified below, the Company shall, as of the last day of such fiscal quarter, maintain Consolidated Tax Adjusted Equity at an amount not less than the applicable "Minimum Consolidated Tax Adjusted Equity" specified below:


                                                    Minimum Consolidated Tax
                     Fiscal Quarter Ending            Adjusted Equity
                     ---------------------          ------------------------
                     March 31, 2003                      $99,064,000
                     June 30, 2003                       $100,681,000
                     September 30, 2003                  $103,283,000
                     December 31, 2003                   $96,504,000


               (b) Minimum Consolidated Equity. If the Company shall not have reported a cumulative tax benefit as of the last day of any fiscal quarter specified below, the Company shall, as of the last day of such fiscal quarter, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:

                     Fiscal Quarter Ending          Minimum Consolidated Equity
                     ---------------------          ---------------------------
                     March 31, 2003                      $87,882,000
                     June 30, 2003                       $90,461,000
                     September 30, 2003                  $94,751,000
                     December 31, 2003                   $84,077,000


               (c) Maximum Leverage Valuation Ratio. The Company shall not permit, as of the last day of each of the fiscal quarters specified below, the Leverage Valuation Ratio to exceed the applicable "Maximum Leverage Valuation Ratio" specified below:

                                                      Maximum Leverage
                     Fiscal Quarter Ending             Valuation Ratio
                     ---------------------            ----------------

                     June 30, 2002                        0.95 to 1
                     September 30, 2002                   0.95 to 1
                     December 31, 2002                    0.95 to 1

                     March 31, 2003                       0.85 to 1
                     June 30, 2003                        0.80 to 1
                     September 30, 2003                   0.80 to 1
                     December 31, 2003                    0.75 to 1

               (d)    Minimum Consolidated EBITDA.

                      (i) The Company shall, as of the last day of each of the fiscal quarters of the Company occurring in calendar year 2002, maintain Consolidated EBITDA for the cumulative period commencing on April 1, 2002 and ending on the last day of such fiscal quarter, at an amount not less than $(20,000,000).

                      (ii) The Company shall, as of the last day of the calendar months specified below, maintain Consolidated EBITDA at an amount not less than the applicable "Minimum Rolling 12 Month Consolidated EBITDA" specified below for the period of 12 consecutive calendar months then ending:

                                                   Minimum Rolling 12 Month
                       Month Ending                  Consolidated EBITDA
                       ------------                -------------------------
                     January 31, 2003                    $36,135,000
                     February 28, 2003                   $36,620,000
                     March 31, 2003                      $39,301,000
                     April 30, 2003                      $40,541,000
                     May 31, 2003                        $41,276,000
                     June 30, 2003                       $42,192,000
                     July 31, 2003                       $42,877,000
                     August 31, 2003                     $43,422,000
                     September 30, 2003                  $43,784,000
                     October 31, 2003                    $43,941,000
                     November 30, 2003                   $43,828,000
                     December 31, 2003                   $43,539,000

                     January 31, 2004                    $42,539,000

               (e) Minimum Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio as of the last day of each fiscal quarter of the Company (commencing with the fiscal quarter ending on or about March 31, 2003), for the period of four consecutive fiscal quarters then ending, to be less than
1.25 to 1.

               (f) Maximum Capital Expenditures. The Company will not, and will not permit any Subsidiary to, expend for Capital Expenditures during any fiscal year of the Company and its Subsidiaries, in excess of $6,000,000 in the aggregate for the Company and its Subsidiaries.

               (g) Maximum Finance Contracts. The Company will not, and will not permit any Subsidiary to, enter into any new Finance Contract if and to the extent that the sum of such Finance Contract (a) when added to the aggregate amount of all Finance Contracts entered into by the Company or any of its Subsidiaries during the twelve (12) month period that commences on the Closing Date exceeds $5,000,000 or (b) when added to the aggregate amount of all Finance Contracts entered by the Company or any of its Subsidiaries during the twelve
(12) month period that commences on the first (1st) anniversary of the date of Closing exceeds $5,000,000.

        Section 10.4  Additional Negative Covenants.

                      The Company covenants that from and after the Closing and continuing so long as any of the Notes are outstanding:

               (a) Restricted Payments. The Company will not, and will not permit any Subsidiary to, make any Restricted Payment; provided that the Company may, commencing with the March 15, 2003 scheduled dividend, resume (but may not make any payments that were previously due and not paid) making the regularly scheduled dividends on the Fruehauf Preferred Stock on a quarterly basis in an amount per quarter not to exceed 1.5% of the Stated Value Per Share (as defined in the Fruehauf Preferred Stock) so long as (i) no Default or Event of Default shall have occurred and be continuing hereunder, (ii) no Default or Event of Default would have occurred under the financial covenants set forth in CLAUSES
(1), (2), (3) and (4) below if such financial covenants had been in full force and effect from the Closing to the date of declaration of such proposed Restricted Payment on the Fruehauf Preferred Stock and (iii) the Company has appointed a full-time permanent chief executive officer as of the date of declaration of such proposed Restricted Payment on the Fruehauf Preferred Stock.

                      For purposes of this SECTION 10.4(a), on and prior to the date of the declaration of any proposed Restricted Payment on the Fruehauf Preferred Stock pursuant to this SECTION 10.4(a), the Company shall have, and shall have caused each of its Subsidiaries to have, complied with the following financial covenants set forth in CLAUSES
        (1), (2), (3) and (4) below:

                      (1) (A) If the Company shall have reported a cumulative tax benefit as of the last day of any fiscal quarter specified below, the Company shall, as of the last day of such fiscal quarter, maintain Consolidated Tax Adjusted Equity at an amount not less than the applicable "Minimum Consolidated Tax Adjusted Equity" specified below:

                                                   Minimum Consolidated Tax
                     Fiscal Quarter Ending             Adjusted Equity
                     ---------------------         ------------------------
                     June 30, 2002                       $106,376,000
                     September 30, 2002                  $113,535,000
                     December 31, 2002                   $107,267,000
                     March 31, 2003                      $99,064,000
                     June 30, 2003                       $100,681,000
                     September 30, 2003                  $103,283,000

                     December 31, 2003                   $96,504,000


                      (B) If the Company shall not have reported a cumulative tax benefit as of the last day of any fiscal quarter specified below, the Company shall, as of the last day of such fiscal quarter, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:

                     Fiscal Quarter Ending     Minimum Consolidated Equity
                     ---------------------     ---------------------------
                     June 30, 2002                      $101,492,000
                     September 30, 2002                 $110,961,000
                     December 31, 2002                  $100,966,000
                     March 31, 2003                      $87,882,000
                     June 30, 2003                       $90,461,000
                     September 30, 2003                  $94,751,000
                     December 31, 2003                   $84,077,000

                      (2) (A) The Company shall not permit the Interest Coverage Ratio as of the last day of the calendar months specified below, for the cumulative period commencing April, 2002 and ending on the last day of such calendar month, to be less than the applicable "Minimum Interest Coverage Ratio" specified below:

                                                        Minimum Interest
                     Fiscal Quarter Ending               Coverage Ratio
                     ---------------------              ----------------
                     June 30, 2002                        1.50 to 1
                     September 30, 2002                   1.50 to 1
                     December 31, 2002                    1.25 to 1


                      (B) The Company shall not permit the Interest Coverage Ratio as of the last day of each fiscal quarter of the Company specified below, for the period of four consecutive fiscal quarters then ending, to be less than the applicable "Minimum Interest Coverage Ratio" specified below:

                                                        Minimum Interest
                     Fiscal Quarter Ending               Coverage Ratio
                     ---------------------              ----------------
                     March 31, 2003                       1.25 to 1
                     June 30, 2003                        1.25 to 1
                     September 30, 2003                   1.25 to 1
                     December 31, 2003                    1.25 to 1


                      (3) The Company shall, as of the last day of each of the calendar months specified below, maintain Consolidated EBITDA for the cumulative period commencing on April 1, 2002 and ending on the last day of such calendar month, at an amount not less than the applicable "Minimum Cumulative Consolidated EBITDA" specified below:

                                                      Minimum Cumulative
                     Month Ending                     Consolidated EBITDA
                     ------------                     -------------------
                     April 30, 2002                      $3,841,000
                     May 31, 2002                        $8,389,000
                     June 30, 2002                       $14,722,000
                     July 31, 2002                       $22,084,000
                     August 31, 2002                     $28,732,000
                     September 30, 2002                  $33,110,000
                     October 31, 2002                    $36,753,000
                     November 30, 2002                   $37,818,000
                     December 31, 2002                   $37,856,000

                      (4) The Company shall, as of the last day of each of the calendar months specified below, maintain Consolidated EBITDA at an amount not less than the applicable "Minimum Rolling 12 Month Consolidated EBITDA" specified below for the period of 12 consecutive calendar months then ending:

                                                   Minimum Rolling 12 Month
                     Month Ending                     Consolidated EBITDA
                     ------------                  ------------------------
                     January 31, 2003                    $36,135,000
                     February 28, 2003                   $36,620,000
                     March 31, 2003                      $39,301,000
                     April 30, 2003                      $40,541,000
                     May 31, 2003                        $41,276,000
                     June 30, 2003                       $42,192,000
                     July 31, 2003                       $42,877,000
                     August 31, 2003                     $43,422,000
                     September 30, 2003                  $43,784,000
                     October 31, 2003                    $43,941,000
                     November 30, 2003                   $43,828,000
                     December 31, 2003                   $43,539,000
                     January 31, 2004                    $42,539,000

                      (b) Approved Refinancing Indebtedness. The Company will not, and will not permit any Subsidiary to, incur any Indebtedness other than (x) Indebtedness permitted under SECTION 10.2(a), (y) other Indebtedness with the prior written consent of 100% of the Holders of the Notes and (z) the Approved Refinancing Indebtedness. For purposes of this Agreement, "Approved Refinancing Indebtedness" shall mean Indebtedness of the Company which is either approved under clause (y) above or which satisfies each of the following requirements:

                      (i) the maximum principal amount of such Indebtedness does not exceed the outstanding principal amount of Indebtedness of the Company which matures on March 30, 2004 plus accrued interest thereon and the amount of all reasonable costs and expenses incurred in connection with the incurrence of such Indebtedness;

                      (ii) the maturity date of such Indebtedness is no earlier than March 30, 2007;

                      (iii) immediately prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred or be continuing under this Agreement, including, without limitation, the provisions of SECTION 10 hereof, or the Credit Agreement;

                      (iv) the documentation evidencing such Indebtedness provides for collateralization, covenants and other material terms no less favorable to the Holders than those set forth in this Agreement, the Collateral Documents and the Intercreditor Agreement; and

                      (v) such Indebtedness includes a working capital or revolving facility in an amount reasonably required to support the projected operations of the Company.

SECTION 11.    EVENTS OF DEFAULT.

                An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

               (a) Failure to Make Payments When Due. The Company shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Notes or (ii) shall fail to pay within three (3) Business Days of the date when due any of the other Obligations under this Agreement or the other Note Documents.

                (b) Breach of Certain Covenants. The Company shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on the Company under:

                      (i) SECTIONS 7.1(c), 7.1(d), 7.1(e), 7.1(f), 7.1(g), 9.2,
9.3 or 9.6 and such failure shall continue unremedied for fifteen (15) days;

                      (ii) SECTION 7.1(a) or 7.1(b) or SECTION 9.13 or SECTION
9.14 or SECTION 9.15 or SECTION 9.16 and such failure shall continue unremedied for five (5) Business Days;

                      (iii) SECTION 10; or

                      (iv) SECTION 9.17.

               (c) Breach of Representation or Warranty. Any representation or warranty made or deemed made by the Company to the Collateral Agent or any Holder herein or by the Company or any of its Subsidiaries in any of the other Note Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Note Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

               (d) Other Defaults. The Company shall default in the performance of or compliance with any term contained in this Agreement (other than as covered by PARAGRAPHS (a), (b) or (c) of this SECTION 11), or the Company or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Note Documents, and such default shall continue for thirty (30) days after the earlier of (i) notice from the Collateral Agent or any Holder or (ii) the date on which the Company knew of such default or should have known of such default exercising reasonable diligence.

               (e) Default as to Other Indebtedness. Any of the Company or any of its Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than the Obligations) the outstanding principal amount of which Indebtedness is in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof is to either cause or permit the holder thereof to cause an acceleration, mandatory redemption, a requirement that the Company or any such Subsidiary offer to purchase such Indebtedness or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by the Company or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

               (f)    Involuntary Bankruptcy; Appointment of Receiver, Etc.

                      (i) An involuntary case shall be commenced against the Company or any of its Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

                      (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Subsidiaries or over all or a substantial part of the property of the Company or any of its Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Company or any of its Subsidiaries or of all or a substantial part of the property of the Company or any of its Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of its Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.

               (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. The Company or any of its Subsidiaries shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate, partnership or comparable action to authorize any of the foregoing.

               (h) Judgments and Attachments. Any money judgment(s) (other than a money judgment covered by insurance as to which the insurance company has not disclaimed or reserved the right to disclaim coverage), writ or warrant of attachment, or similar process against any of the Company or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of $1,000,000 is (are) entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

               (i) Dissolution. Any order, judgment or decree shall be entered against the Company or any of its Subsidiaries decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or the Company or any of its Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement unless the dissolving entity is a limited liability company which elects to continue its existence.

               (j) Note Documents; Failure of Security. At any time, for any reason, (i) any Note Document as a whole that materially affects the ability of the Collateral Agent or any of the Holders to enforce the Obligations against the Company or any Guarantor or enforce their rights against the Collateral ceases to be in full force and effect or (ii) any Loan Party seeks to repudiate its obligations under the Note Documents or (iii) after the execution and delivery of the Collateral Documents, except to the extent permitted by the terms thereof, the Collateral Documents shall cease to create a valid and perfected first priority Lien subject only to Permitted Liens in any of the Collateral purported to be covered thereby or (iv) any title insurance coverage in respect of any Material portion of the Collateral is disavowed or becomes ineffective.

               (k) Termination Event. Any Termination Event occurs which the Required Holders believe is reasonably likely to subject the Company or any of its Subsidiaries to liability in excess of $1,000,000.

               (l) Waiver of Minimum Funding Standard. If the plan administrator of any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Company or any Controlled Group member to liability in excess of $1,000,000.

               (m)    Change of Control.  A Change of Control shall occur.

               (n) Environmental Matters. The Company or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to (i) the Release by the Company or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of any of the Company or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject the Company or any of its Subsidiaries to liability individually or in the aggregate in excess of $5,000,000 (exclusive of liabilities with respect to which the Company is maintaining reserves as of the date hereof in accordance with GAAP).

               (o) Collateral Documents. The Company or any Subsidiary shall fail to comply with any of the terms or provisions of any Collateral Document for five (5) Business Days, subject to any applicable cure periods contained therein, after notice of such non-compliance from the Collateral Agent.

               (p) Interest Rate Agreements. Nonpayment by the Company or any Subsidiary of any obligation under any Interest Rate Agreement or the breach by the Company or any Subsidiary of any term, provision or condition contained in any such Interest Rate Agreement.

               (q) Material Adverse Effect. A Material Adverse Effect shall occur.

               (r) Intercreditor Agreement. The intercreditor provisions of the Intercreditor Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, any Person (including any Secured Party) shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations hereunder shall for any reason be subordinated or shall not have the priority contemplated by this Agreement and the Intercreditor Agreement.

SECTION 12.    REMEDIES ON DEFAULT, ETC.

        Section 12.1  Acceleration.

               (a) If an Event of Default with respect to the Company described in paragraph (b)(iv), (f) or (g) of SECTION 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

               (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes (other than the Deferral Fee Notes and the Make-Whole Notes) at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

               (c) If any Event of Default described in paragraph (a) of SECTION 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                      Upon any Notes becoming due and payable under this SECTION 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

        Section 12.2  Other Remedies.

                      If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under SECTION 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

        Section 12.3  Rescission.

                      At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of SECTION 12.1, the holders of not less than 50% in principal amount of the Notes then outstanding (other than the Deferral Fee Notes and the Make-Whole Notes), by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to SECTION 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this SECTION 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

        Section 12.4  No Waivers or Election of Remedies, Expenses, etc.

                      No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under SECTION 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this SECTION 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

        Section 13.1  Registration of Notes.

                      The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

        Section 13.2  Transfer and Exchange of Notes.

                      Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
        EXHIBIT 1, 2 OR 3, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in SECTION 6.2.

        Section 13.3  Replacement of Notes.

                      Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

               (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.    PAYMENTS ON NOTES.

        Section 14.1  Place of Payment.

                      Subject to SECTION 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office at a bank or trust company in such jurisdiction which the Company agrees to designate at any time when there is any holder of any Note not entitled to the benefits of SECTION 14.2 hereof.

        Section 14.2  Home Office Payment.

                      So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in SECTION 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in SCHEDULE A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to SECTION 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to SECTION 13.2. The Company will afford the benefits of this SECTION 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this SECTION 14.2.

SECTION 15.    EXPENSES, ETC.

        Section 15.1  Transaction Expenses.

                      Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and local or other counsel) incurred by you and each Other Purchaser or holder of a
        Note in connection with such transactions (including the execution and delivery of the Collateral Documents and the perfection of Liens thereunder) and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Collateral Documents or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Collateral Documents or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Collateral Documents or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, including without limitation, the reasonable professional fees and expenses of Ernst & Young, LLP incurred in connection with its engagement to assist the Holders in their evaluation of the projections, business assumptions and other financial information presented by the Company in connection with the transactions contemplated herein. All such reasonable fees, costs and expenses incurred after the Closing shall be paid by the Company on a monthly basis. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

        Section 15.2 Survival. The obligations of the Company under this SECTION 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.    AMENDMENT AND WAIVER.

        Section 17.1  Requirements.

                      This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of SECTION 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of SECTION 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (iii) amend any of SECTIONS 8, 11(a), 12, 17 or 20, (iv) release all or substantially all of the Collateral other than pursuant to the transactions permitted hereunder or under another Note Document or (v) release any Guarantor from its obligations under the Note Guaranty or the Collateral Documents other than pursuant to the transactions permitted hereunder or under another Note Document.

        Section 17.2  Solicitation of Holders of Notes.

               (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this SECTION 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

               (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

        Section 17.3  Binding Effect, etc.

                      Any amendment or waiver consented to as provided in this
        SECTION 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

        Section 17.4  Notes Held by Company, etc.

                      Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.    NOTICES.

                All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                      (i) if to you or your nominee, to you or it at the address specified for such communications in SCHEDULE A, or at such other address as you or it shall have specified to the Company in writing,

                      (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                      (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer or at such other address as the Company shall have specified to the holder of each
Note in writing.

                Notices under this SECTION 18 will be deemed given only when actually received.

SECTION 19.    REPRODUCTION OF DOCUMENTS.

                This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This SECTION 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.    CONFIDENTIAL INFORMATION.

                For the purposes of this SECTION 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under SECTION 7.1 that are otherwise publicly available. You will use your best efforts to maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this SECTION 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this SECTION 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this SECTION 20.

SECTION 21.    SUBSTITUTION OF PURCHASER.

                You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in SECTION 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this SECTION 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this SECTION 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.    MISCELLANEOUS.

        Section 22.1  Successors and Assigns.

                      All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

        Section 22.2  Payments Due on Non-Business Days.

                      Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall be included in the computation of the interest payable on such next succeeding Business Day.

        Section 22.3  Severability.

                      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 22.4  Construction.

                      Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        Section 22.5  Counterparts.

                      This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

        Section 22.6  Governing Law.

                      THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

        Section 22.7  WAIVER OF JURY TRIAL.

                      THE COMPANY AND EACH HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY NOTE DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

        Section 22.8 Amendment and Restatement of Original Note Purchase Agreement.

                      The Company and the Purchasers agree that, upon (a) the execution and delivery of this Agreement by the Company and the Purchasers and (b) satisfaction (or waiver by the Purchasers in their sole discretion) of the conditions precedent set forth in SECTION 4, the terms and provisions of the Original Note Purchase Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation of the Original Note Purchase Agreement or the indebtedness created thereunder, including, without limitation, the Original Notes issued thereunder.

        Section 22.9  Section 22.9. Release.

                      The Company hereby acknowledges and confirms that (a) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Purchasers occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectibility or enforceability of this Agreement or any of the other Note Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Note Document (it being understood that such acknowledgment and confirmation does not preclude the Company from challenging any Purchaser's interpretation of any term or provision of this Agreement or of any other Note Document) and (b) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Purchasers and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "Released Parties") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and every other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Released Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to this Agreement or any of the other Note Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing the Obligations or any or all of the terms or conditions of any Note Document) or any transaction relating thereto; provided, however, that the Company does not release or hold harmless any Released Party for actions or omissions by any such Released Party constituting, or losses or expenses directly resulting from, the gross negligence or willful misconduct of such Released Party as determined by a final judgment of a court of competent jurisdiction.

                                    * * * * *

                           [Signature pages to follow]

        If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      WABASH NATIONAL CORPORATION

                                      By______________________________________
                                         Name: Christopher A. Black
                                         Title: Vice President & Treasurer

The foregoing is hereby agreed
to as of the date thereof.

[VARIATION]



By ____________________________________
   [Title]

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                             Principal Amount of
Name and Address of Purchaser                                    Notes Held
-----------------------------                                -------------------

THE PRUDENTIAL INSURANCE COMPANY
        OF AMERICA                                               $25,000,000

        (1) All payments by wire transfer of immediately available funds to:

               ACCOUNT NO. 890-0304-391

               The Bank of New York
               New York, New York
               (ABA No: 021-000-018)

               Each such wire transfer shall set forth the name of the Company, a reference to "9.66% Series A Senior Secured Notes due March 30, 2004, Security No. !INV5315!, and the application (as among principal, interest and Make-Whole Amount) of the payment being made.

        (2)  All notices of payments and written
               confirmations of such wire transfers:

               The Prudential Insurance Company
               of America
               c/o Prudential Capital Group
               Gateway Center Three
               100 Mulberry Street
               Newark, New Jersey  07102

               Attention:  Manager, Investment
               Operation Group
               Telephone: (973) 802-5260
               Telecopy:  (973) 802-8055

        (3)  All communications:

               The Prudential Insurance Company
               of America
               c/o Prudential Capital Group
               Four Gateway Center, 7th Floor
               100 Mulberry Street
               Newark, New Jersey 07102

               Attention:  Managing Director
               Telephone:  (973) 802-9819
               Telecopy:

        (4)    Recipient of telephonic prepayment notices:

               Attention:  Manager, Investment Structuring
                             and Pricing

               Telephone: (973) 802-6660
               Telecopy:  (973) 802-9425

        (5)    Tax Identification No. 22-1211670

NATIONWIDE LIFE INSURANCE COMPANY                                  $11,500,000

        (1) All payments by wire transfer of immediately available funds to:

               F/A/O Nationwide Life Insurance
               Company Custody Account
               No. 71615

               Morgan Guaranty Trust Company of
               New York
               23 Wall Street
               New York, New York  10015
               (ABA No. 021-000-238)
               Journal No. 999-99-024
               Attn:  Custody Service Dept.
               PPN No.:  __________

               Each such wire transfer shall set forth the name of the Company, a reference to "9.66% Series A Senior Secured Notes due March 30, 2004, and the application (as among principal, interest and Make-Whole Amount) of the payment being made.

        (2)    All notices of payments and written
               confirmations of such wire transfers:

               Nationwide Life Insurance Company
               One Nationwide Plaza (1-32-09)
               Columbus, Ohio 43215-2220

               Attention: Corporate Money Management

        (3)    All other communications:

               Nationwide Life Insurance Company
               One Nationwide Plaza (1-33-07)
               Columbus, Ohio 43216-2220

               Attention: Corporate Fixed Income
               Securities

        (4)    Tax Identification No. 31-4156830

WEST COAST LIFE INSURANCE COMPANY                                   $2,500,000

        (1) All payments by wire transfer of immediately available funds to:

               F/A/O West Coast Life Custody Account
               No. 73290

               Morgan Guaranty Trust Company of
               New York
               23 Wall Street
               New York, New York  10015
               (ABA No. 021-000-238)
               Journal No. 999-99-024
               Attn:  Custody Service Dept.
               PPN No.:  ___________

               Each such wire transfer shall set forth the name of the Company, a reference to "9.66% Series A Senior Secured Notes due March 30, 2004, and the application (as among principal, interest and Make-Whole Amount) of the payment being made.

        (2)    All notices of payments and written
               confirmations of such wire transfers:

               West Coast Life Insurance Company
               343 Sansone Street

               San Francisco, California 94104

               Attention: Karl Snover

        (3)    All other communications:

               West Coast Life Insurance Company
               One Nationwide Plaza (1-33-07)
               Columbus, Ohio  43215-2220

               Attention: Corporate Fixed Income
               Securities

        (4)    Tax Identification No. 94-0971150

NATIONWIDE LIFE AND ANNUITY INSURANCE                             $1,000,000
               COMPANY

        (1) All payments by wire transfer of immediately available funds to:

               F/A/O Nationwide Life and Annuity
               Insurance Company Custody
               Account No. 71620

               Morgan Guaranty Trust Company of
               New York
               23 Wall Street
               New York, New York  10015
               (ABA No. 021-000-238)
               Journal No. 999-99-024
               Attn:  Custody Service Dept.
               PPN No.:  ___________

               Each such wire transfer shall set forth the name of the Company, a reference to "9.66% Series A Senior Secured Notes due March 30, 2004, and the application (as among principal, interest and Make-Whole Amount) of the payment being made.

        (2)    All notices of payments and written
               confirmations of such wire transfers:

               Nationwide Life and Annuity Insurance
               Company

               One Nationwide Plaza (1-32-09)
               Columbus, Ohio  43215-2220

               Attention: Corporate Money Management

        (3)    All other communications:

               Nationwide Life and Annuity Insurance
               Company
               One Nationwide Plaza (1-33-07)
               Columbus, Ohio 43216-2220

               Attention: Corporate Fixed Income
               Securities

        (4)    Tax Identification No. 31-1000740

GREAT-WEST LIFE & ANNUITY INSURANCE                               $10,000,000
               COMPANY

        (1) All payments by wire transfer of immediately available funds to:

               Bank of New York
               ABA No.: 021-000-018 Bkof NYC/CTR/BBK=IOC565
               Instit. Custody Department - GWL #640935

               Each such wire transfer shall set forth the name of the Company, a reference to "9.66% Series A Senior Secured Notes due March 30, 2004, PPN No. ____________" and the
               application (as among principal, interest and Make-Whole Amount) of the payment being made and confirmation of principal balance.

        (2)    All notices of payments and written
               confirmations of such wire transfers:

               The Bank of New York
               Institutional Custody Department, 14th Floor
               One Wall Street
               New York, New York 10286

               Telecopier: 212/635-8844

        (3)    All other communications:

               Great-West Life & Annuity Insurance
               Company
               8515 East Orchard Road, 3T2
               Greenwood, Colorado  80111

               Attention:  Corporate Finance Investments
               Telecopier: (303) 737-6193

        (4)    Tax Identification No. 84-0467907

                                                  SCHEDULE B

                                  DEFINED TERMS

               As used herein, the following terms have the respective meanings set forth below or set forth in the SECTION hereof following such term:

               "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof which constitutes a going business, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding partnership interests of a partnership or a majority (by percentage or voting power) of the outstanding ownership interests of a limited liability company.

               "Administrative Agent" means Bank One in its capacity as contractual representative for itself and the Lenders pursuant to the Credit Agreement and any successor Administrative Agent appointed pursuant thereto.

               "Advance" is defined in the Credit Agreement.

               "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of greater than ten percent (10%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise. In addition, each director of the Company or any Subsidiary of the Company shall be deemed to be an Affiliate of the Company.

               "Aggregate Revolving Loan Commitment" means the aggregate of the Revolving Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is $18,000,000.00, of which $10,444,995.69 is outstanding as of the Closing.

               "Agreement" means this Amended and Restated Note Purchase Agreement, as it may be amended, restated or otherwise modified and in effect from time to time.

               "Approved Refinancing Indebtedness" is defined in SECTION
        10.4(b).

               "Authorized Officer" means any of the chief executive officer, chief financial officer, controller and treasurer of the Company, acting singly.

               "Available Liquidity" means, for any period, the sum of the average monthly balances during such period of (i) the amount by which
        (A) the Aggregate Revolving Loan Commitment in effect during such period exceeds (B) the aggregate outstanding amount of the Revolving Advances (as defined in the Credit Agreement) and Revolver L/C Obligations (as defined in the Credit Agreement) during such period and (ii) "Availability" (as defined in the Receivables Purchase Agreement) during such period.

               "Bank One" means Bank One, Indiana, N.A. in its individual capacity, together with its successors.

               "Bank Notes" means the Revolving Notes, the Term Notes and the PIK Notes (as defined in the Credit Agreement).

               "Benefit Plan" means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which the Company or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in
        Section 3(5) of ERISA.

               "Business Day" means (a) for the purposes of SECTION 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, Indiana or Illinois are required or authorized to be closed.

               "Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases and purchase money Indebtedness to the extent permitted hereunder) by the Company and its Subsidiaries during that period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of the Company and its Subsidiaries.

               "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

               "Capitalized Lease" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

               "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

               "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the government of the United States;
        (b) domestic and

        Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, or its branches or agencies and having capital and surplus in an aggregate amount not less than $500,000,000 (fully protected against currency fluctuations for any such deposits with a term of more than ten (10) days); (c) shares of money market, mutual or similar funds having net assets in excess of $500,000,000 maturing or being due or payable in full not more than one hundred eighty (180) days after the Company's acquisition thereof and the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Ratings Group) and (d) commercial paper of United States banks and bank holding companies and their subsidiaries and United States finance, commercial, industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Ratings Group or P-1 (or better) by Moody's Investors Service, Inc.; provided that the maturities of such Cash Equivalents shall not exceed 365 days.

               "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Company.

               "Closing" is defined in SECTION 3.

               "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

               "Collateral" means all real and personal property and interests in real and personal property now owned or hereafter acquired by the Company or any of the Company's Domestic Subsidiaries in or upon which a security interest or lien is granted to the Collateral Agent, for the benefit of the Secured Parties, whether under the Security Agreement, under any of the other Collateral Documents or under any of the other Note Documents.

               "Collateral Agent" means Bank One, NA, a national banking association, in its capacity as contractual representative for itself and the Secured Parties pursuant to the terms of the Intercreditor Agreement and any successor Collateral Agent appointed pursuant to the terms thereof.

               "Collateral Documents" means the Security Agreement, the Pledge Agreements, the Mortgages and all other security agreements, pledges, powers of attorney, assignments, financing statements, vehicle titles and all other instruments and documents delivered to the Collateral Agent pursuant to SECTION 9.14 hereof, together with all agreements, instruments and documents referred to therein or contemplated thereby.

               "Commission" means the Securities and Exchange Commission and any Person succeeding to the functions thereof.

               "Company" means Wabash National Corporation, a Delaware corporation, and its successors and assigns.

               "Compliance Certificate" means a certificate substantially in the form of EXHIBIT 7.1(b) delivered to the Holders by the Company pursuant to the provisions of this Agreement and covering, among other things, its compliance with the financial covenants contained in SECTION 10 and certain other provisions of this Agreement.

               "Confidential Information" is defined in SECTION 20.

               "Consolidated EBITDA" means, for any period, on a consolidated basis for the Company and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus
        (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) other non-cash charges (in an aggregate amount not in excess of $15,000,000 during any fiscal year of the Company) in accordance with GAAP to the extent deducted in computing Consolidated Operating Income, minus (x) the total interest income of the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (y) the total tax benefit reported by the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income.

               "Consolidated Equity" means as of the date of any determination thereof, the total stockholders' equity of the Company and its Subsidiaries on a consolidated basis, all as determined in accordance with GAAP.

               "Consolidated Funded Debt" means Funded Debt of the Company and its Subsidiaries, determined on a consolidated basis eliminating intercompany items.

               "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

               "Consolidated Operating Income" means, with reference to any period, the net operating income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole on a consolidated basis) including, without limitation, all restructuring expenses for such period (exclusive of "other income/expenses" as reflected in the Company's consolidated statement of income of the Company and its Subsidiaries for such period and related to non-operating and non-recurring income and expenses), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

               "Consolidated Priority Debt" means Priority Debt of the Company and its Subsidiaries, determined on a consolidated basis eliminating intercompany items.

               "Consolidated Tangible Net Worth" means as of the date of any determination thereof, the arithmetic sum of:

               (a) the amount of the capital stock accounts (net of treasury stock, at cost) plus (or minus in the case of deficit) the surplus and retained earnings of the Company and its Subsidiaries,

                PLUS

               (b) minority interests and deferred taxes of the Company and its Subsidiaries,

                MINUS

               (c) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and its Subsidiaries, to wit:

                      (i) the incremental increase in an asset resulting from any reappraisal, revaluation or write-up of assets (other than any revaluation or write-up of assets in accordance with GAAP); and

                      (ii) goodwill, patents, patent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" acquired by the Company or any Subsidiary after December 1, 1996 to the extent and in the amount by which the fair market value thereof is in excess of 10% of Consolidated Total Assets as of any date of determination of Consolidated Total Assets;

               all determined in accordance with GAAP.

               "Consolidated Tax Adjusted Equity" means as of the date of any determination thereof, Consolidated Equity plus the cumulative federal, state and local income tax benefit reported by the Company in accordance with GAAP.

               "Consolidated Total Assets" means as of the date of any determination thereof, total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

               "Consolidated Total Capitalization" means as of the date of any determination thereof, the sum of (a) Consolidated Funded Debt plus (b) Consolidated Tangible Net Worth.

               "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

               "Contingent Obligation", as applied to any Person, means any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

               (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

               (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

               (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

               (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

               In any computation of the Indebtedness or other liabilities of the obligor under any Contingent Obligation, the Indebtedness or other obligations that are the subject of such Contingent Obligation shall be assumed to be direct obligations of such obligor.

               "Contractual Obligation", as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

               "Controlled Group" means the group consisting of (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (b) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of
        Section 414(c) of the Code) with the Company; and (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company, any corporation described in clause (a) above or any partnership or trade or business described in clause (b) above.

               "Credit Agreement" means the Amended and Restated Credit Agreement dated as of April 11, 2002, among the Company, the financial institutions from time to time party thereto as lenders and Bank One, Indiana, N.A. as Administrative Agent, as amended from time to time in accordance with SECTION 10.2(t) hereof.

               "Customary Permitted Liens" means:

               (a) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (b) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (c) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not in the aggregate materially detract from the value of assets or property of the Company and its Subsidiaries taken as a whole or materially impair the use thereof in the operation of their businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals that do not secure at any time an aggregate amount exceeding $5,000,000;

               (d) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere in any material respect with the ordinary conduct of the business of the Company or any Subsidiary of the Company;

               (e) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company or any Subsidiary of the Company which do not constitute a Default under SECTION 11;

               (f) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of the Company or any Subsidiary of the Company; and

               (g) any interest or title of the lessor in the property subject to any operating lease entered into by the Company or any Subsidiary of the Company in the ordinary course of business.

               "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

               "Default Rate" means that rate of interest that is the greater of
        (a) 11.66% per annum or (b) 2% over the rate of interest publicly announced by Morgan Guaranty Bank of New York in New York City, New York as its "base" or "prime" rate.

               "Deferral Fee Notes" is defined in SECTION 4.11(a).

               "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after March 30, 2004.

               "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

               "Dollar" and "$" means dollars in the lawful currency of the United States of America.

               "Domestic Subsidiary" means a Subsidiary organized under the laws of a jurisdiction located in the United States of America, including, without limitation, those Subsidiaries identified as "Domestic Subsidiaries" on SCHEDULE 5.4 hereto.

               "Environmental, Health or Safety Requirements of Law" means all Requirements of Law derived from or relating to federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C.
        Section 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

               "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

               "Environmental Lien" means a lien in favor of any Governmental Authority for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

               "Environmental Property Transfer Act" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."

               "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (including any debt security that is convertible into, or exchangeable for, Capital Stock).

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

               "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

               "Event of Default" is defined in SECTION 11.

               "Excess Cash Flow" means, without duplication, for any fiscal quarter of the Company, an amount equal to:

                      (a) the sum of cash and Cash Equivalents of the Company and its Subsidiaries on the last day of such fiscal quarter;

        (plus)        (b) Available Liquidity on the last day of such fiscal
                          quarter;

        minus         (c) the Projected Liquidity Amount on the last day of
                          such fiscal quarter;

        minus         (d) $5,000,000.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Existing Letters of Credit" is defined in the Credit Agreement.

               "Finance Contracts" means any chattel paper originated by the Company or any of its Subsidiaries pursuant to a bona fide sale transaction in the ordinary course of business with a customer or any Subsidiary.

               "First Tier Foreign Subsidiary" means each Foreign Subsidiary with respect to which any one or more of the Company or its Domestic Subsidiaries directly owns or controls more than 50% of such Foreign Subsidiary's Capital Stock.

               "Fleet Lease Transaction" means (i) the lease transaction among Wabash Statutory Trust - 2000 as lessor and Apex Trailer Leasing & Rentals, L.P. as lessee under that certain Amended and Restated Equipment Lease dated as of March 30, 2001, as amended, restated, supplemented or otherwise modified from time to time and all other instruments and documents related thereto and (ii) the lease transaction among Fleet Capital Corporation (as successor to BancBoston Leasing, Inc.) as lessor and Apex Trailer Leasing & Rentals, L.P. as lessee under that certain Master Lease Agreement dated as of September 5, 1997, as amended, restated, supplemented or otherwise modified from time to time and all other instruments and documents related thereto.

               "Foreign Employee Benefit Plan" means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

               "Foreign Pension Plan" means any employee benefit plan as described in Section 3(3) of ERISA which (a) is maintained or contributed to for the benefit of employees of the Company, any of its Subsidiaries or any of its ERISA Affiliates, (b) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (c) under applicable local law, is required to be funded through a trust or other funding vehicle.

               "Foreign Subsidiary" means a Subsidiary of the Company which is not a Domestic Subsidiary.

               "Fruehauf Preferred Stock" means the Series A 6% Cumulative Convertible Exchangeable Preferred Stock of the Company.

               "Funded Debt" of any Person means all Indebtedness of such Person which would, in accordance with GAAP, constitute long-term Indebtedness, including, without limitation (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the acquisition of assets in each case having a final maturity of more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin), including in any event all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, and all Indebtedness of such Person outstanding under any revolving credit, line of credit, commercial extension of credit or similar agreement between such Person and an Institutional Investor which is classified as long-term in accordance with GAAP, (b) all Capitalized Rentals of such Person, (c) all Guaranties by such Person of Funded Debt of others, and (d) all Indebtedness of such Person outstanding under any revolving credit, line of credit, commercial extension of credit or similar agreement between such Person and an Institutional Investor, whether or not classified as long-term or short-term Indebtedness, if, during the 365-day period immediately preceding the date of any determination of Funded Debt of such Person, there shall not have been a period of at least 30 consecutive days during which Indebtedness of such Person outstanding under such revolving credit, line of credit, commercial extension of credit or similar agreement is equal to zero, in which event there shall be included in such determination of Funded Debt an amount equal to the highest aggregate amount of all such Indebtedness outstanding during any period of 30 consecutive days selected by such Person during such preceding 365-day period.

               "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, applied in a manner consistent with those used in preparing the financial statements referred to in SECTION 7.1 hereof.

               "Governmental Acts" is defined in the Credit Agreement.

               "Governmental Authority" means any nation or government, any foreign, federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Guarantor" means each Initial Guarantor and each other Domestic Subsidiary that executes and delivers a Note Guaranty, and in each case their respective successors and assigns.

               "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

               (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

               (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

               (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

               (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

               In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

               "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

                "Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and
        (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

                "holder" or "Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to SECTION 13.1.

                "Indebtedness" means, with respect to any Person, without duplication,

               (a) its liabilities for borrowed money, including reimbursement obligations (contingent or otherwise) with respect to letters of credit;

               (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

               (c)    its Capitalized Lease Obligations;

               (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

               (e)    its Off-Balance Sheet Liabilities;

               (f)    its Receivables Facility Attributed Indebtedness; and

               (g) any Contingent Obligation of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

               Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. In no event shall Indebtedness include Unfunded Liabilities of any Plan of the Company and its Subsidiaries, which amount, as of December 31, 2001, was zero.

               "Initial Guarantors" means each Domestic Subsidiary (other than WNC, WNC Receivables Management Corp., WNC Funding LLC and WNC Funding Manager Corp.) in existence on the Closing.

               "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

               "Intercreditor Agreement" means the Intercreditor and Collateral Agency Agreement dated as of April 11, 2002, among the Collateral Agent, the Administrative Agent and the Secured Parties, as such agreement may be amended, restated, supplemented (including by way of joinder of additional parties thereto in accordance with its terms) or otherwise modified from time to time.

               "Interest Coverage Ratio" means, as of any date the same is to be determined, the ratio of (a) Consolidated EBITDA as of such date for (i) in the case of calculating Consolidated EBITDA for each relevant month in the Company's fiscal year ending on or about December 31, 2002, the cumulative period of months ending on and after April 30, 2002 and (ii) in the case of calculating Consolidated EBITDA for each month thereafter, the period of four consecutive fiscal quarters then ending to (b) Interest Expense during the same applicable periods.

               "Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, whether paid or accrued (including the total interest expense under the Permitted Receivables Transfer), including interest expense not payable in cash (including amortization or write-off of debt discount and debt issuance costs and commissions and discounts and other fees and charges associated with Indebtedness (including the Obligations)), all as determined in conformity with GAAP.

               "Interest Rate Agreements" is defined in Section 10.2(p) hereof.

               "Investment" means, with respect to any Person, (a) any purchase or other acquisition by that Person any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person, (b) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

               "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

               "Lafayette Property" means all of the real property owned by Wabash National, L.P. in Lafayette, Indiana which includes the central offices and manufacturing facilities of the Company.

               "L/C Obligations" is defined in the Credit Agreement.

               "Lenders" means the lending institutions listed on the signature pages of the Credit Agreement, including the Issuing Lender (as defined in the Credit Agreement) and their respective successors and assigns.

               "Letter(s) of Credit" is defined in the Credit Agreement.

               "Leverage Valuation Ratio" means, as of any date the same is to be determined, the ratio of (a) the sum of the aggregate outstanding principal amount of the Obligations, the Series C-H Obligations, the Series I Obligations and the Indebtedness (excluding L/C Obligations) under the Credit Agreement to (b) Consolidated Total Assets only to the extent consisting of cash and Cash Equivalents, net inventory, net prepaid and other expenses and net property, plant and equipment as of such date, in all cases as determined in accordance with GAAP.

               "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

               "Loan(s)" is defined in the Credit Agreement.

               "Loan Parties" means the Company and each of the Guarantors.

               "Make-Whole Amount" is defined in SECTION 8.6.

               "Make-Whole Notes" is defined in SECTION 4.11(b).

               "Margin Stock" shall have the meaning ascribed to such term in Regulation U.

               "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.

               "Material Adverse Effect" means a material adverse effect upon
        (a) the business, condition (financial or otherwise), operations, performance, Properties or prospects of the

        Company and its Subsidiaries taken as a whole, (b) the ability of the Company and its Subsidiaries to perform their respective obligations under the Note Documents, or (c) the ability of the Holders to enforce the Obligations in any material respect.

               "Material Real Estate Property" shall mean each individual parcel of property owned by the Company or its Domestic Subsidiaries that has a net book value in excess of $3,000,000, excluding therefrom any parcels that are anticipated to be included in the SunTrust Sale Leaseback.

               "Mortgages" means the mortgages and deeds of trust from time to time executed by one or more of the Loan Parties in favor of the Collateral Agent for the benefit of the Holders and the other Secured Parties, as amended, restated, supplemented or otherwise modified from time to time.

               "Multiemployer Plan" means a "Multiemployer Plan" as defined in
        Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Company or any member of the Controlled Group.

               "National City Lease Transaction" means the lease transaction among National City Leasing Corporation as lessor and Apex Trailer Leasing & Rentals, L.P. (as successor to Wabash National Finance Corporation) as lessee under that certain Master Equipment Lease Agreement No. 07008 dated as of December 30, 1996, as amended, restated, supplemented or otherwise modified from time to time.

               "Note Documents" means this Agreement, the Notes, the Note Guaranty, the Collateral Documents and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, including the letter agreement regarding fees among the Administrative Agent, the Collateral Agent and the Company, in each case as the same may be amended, restated or otherwise modified and in effect from time to time.

               "Note Guaranty" is defined in SECTION 1.2.

               "Notes" is defined in SECTION 1.

               "Obligations" means all Notes, advances, debts, liabilities, obligations, covenants and duties owing by the Company to any Holder, any Affiliate of any of the foregoing or any indemnitee, of any kind or nature, present or future, arising under this Agreement, the Notes or any other Note Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to the Company under this Agreement or any other Note Document.

               "Off-Balance Sheet Liabilities" of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability of such person or any of its Subsidiaries under any so-called "synthetic" lease transaction, or (d) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

               "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

               "Original Credit Agreement" means the Credit Agreement dated as of September 30, 1997 among the Company, the financial institutions parties thereto and the Administrative Agent, as amended by Amendment No. 1 dated as of January 30, 1998, Amendment No. 2 dated as of September 30, 1999 and Amendment No. 3 dated as of November 30, 2000.

               "Original Note Guaranty" is defined in SECTION 1.2.

               "Original Note Purchase Agreement" is defined in SECTION 1.1.

               "Original Notes" is defined in SECTION 1.1.

               "Originators" means Wabash National, L.P. and NOAMTC, Inc., in their capacities as parties to the Receivables Sale Agreement.

               "Other Agreements" is defined in SECTION 2.

               "Other Purchasers" is defined in SECTION 2.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

               "Permitted Acquisition" means any Acquisition made by the Company or any of its Subsidiaries provided that: (a) as of the date of such Acquisition, no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition or from the incurrence of any Indebtedness in connection with such Acquisition; (b) prior to the date of such Acquisition, such Acquisition shall have been approved by the board of directors and, if applicable, the shareholders of the Person whose stock or assets are being acquired in connection with such Acquisition and no claim or challenge has been asserted or threatened by any shareholder or director of such Person which could reasonably be expected to have a material adverse effect on such Acquisition or a Material Adverse Effect; (c) as of the date of any such Acquisition, all approvals required in connection with such Acquisition shall have been obtained and (d) the Purchase Price paid or payable to the Company and its Subsidiaries for all Permitted Acquisitions during any fiscal year of the Company shall not exceed $2,500,000.

               "Permitted Existing Contingent Obligations" means the Contingent Obligations of the Company and its Subsidiaries identified as such on
        SCHEDULE 5.14 to this Agreement.

               "Permitted Existing Indebtedness" means the Indebtedness of the Company and its Subsidiaries identified as such on SCHEDULE 5.14 to this Agreement.

               "Permitted Existing Investments" means the Investments of the Company and its Subsidiaries identified as such on SCHEDULE 5.14 to this Agreement.

               "Permitted Existing Liens" means the Liens on assets of the Company or its Subsidiaries identified as such on SCHEDULE 5.14 to this Agreement.

               "Permitted Receivables Transfer" means (i) a sale or other transfer by any Originator to WNC of "Receivables," and "Collections" under, and as such terms are defined in, the Receivables Sale Agreement, in accordance with the terms of the Receivables Sale Agreement, and/or
        (ii) a sale by WNC to purchasers of "Purchaser Interests" under, and as such term is defined in, the Receivables Purchase Agreement, in accordance with the terms of the Receivables Purchase Agreement.

               "Person" means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof.

               "PIK Notes" means the Deferral Fee Notes and the Make-Whole Notes, collectively.

               "Plan" means an employee benefit plan defined in Section 3(3) of ERISA in respect of which the Company or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

               "Pledge Agreements" means the pledge agreements from time to time executed pursuant to the terms of CLAUSE (a) and CLAUSE (b) of SECTION
        9.14 in favor of the Collateral Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time.

               "Priority Debt" means (i) all Indebtedness of the Company or any Subsidiary secured by a Lien on any property of the Company or any Subsidiary, excluding Indebtedness secured by Liens permitted by CLAUSES
        (i), (ii), (iii), (iv), (vi) and (vii) of SECTION 10.2(c), but including Indebtedness secured by Liens permitted by CLAUSE (v) of SECTION 10.2(c), and (ii) all Indebtedness of Subsidiaries other than Indebtedness of a Subsidiary to the Company.

               "Projected Liquidity Amount" means, for any period, the applicable amount so designated for such period in the Company's "Covenant Case Projection" as set forth in SCHEDULE B19 to this Agreement.

               "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

               "Purchase Price" means the total consideration and other amounts payable in connection with any Acquisition, including, without limitation, any portion of the consideration payable in cash, the value of any Capital Stock or other equity interests of the Company or any Subsidiary issued as consideration for such Acquisition, all Indebtedness and other monetary liabilities incurred or assumed in connection with such Acquisition and all transaction costs and expenses incurred in connection with such Acquisition.

               "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

               "Real Estate Instruments" is defined in SECTION 9.14(d).

               "Receivables Facility Attributed Indebtedness" means the amount of obligations outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.

               "Receivables Purchase Agreement" means that certain Receivables Purchase and Servicing Agreement dated as of April 11, 2002 among WNC, as seller, Wabash Financing LLC, as servicer, WNC Receivables Management Corporation, as independent member, General Electric Capital Corporation, as sole initial purchaser and as agent, and the other purchasers from time to time party thereto, as such agreement may be amended, restated or otherwise modified from time to time, or any replacement or substitution therefor.

               "Receivables Purchase Documents" means the Receivables Sale Agreement and the Receivables Purchase Agreement.

               "Receivables Sale Agreement" means that certain Receivables Sale and Contribution Agreement, dated as of April 11, 2002, by and among the Company, Wabash National, L.P., NOAMTC, Inc., and WNC, as such agreement may be amended, restated or otherwise modified from time to time, or any replacement or substitution therefor.

               "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

               "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks and nonbank, nonbroker lenders for the purpose of purchasing or carrying Margin Stock.

               "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

               "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

               "Released Parties" shall have the meaning assigned thereto in
        SECTION 22.9.

               "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days after such event occurs, provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

               "Required Holders" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and exclusive of Deferral Fee Notes and Make-Whole Notes).

               "Required Secured Parties" shall have the meaning assigned thereto in the Intercreditor Agreement.

               "Requirements of Law" means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act 1934, Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of

        1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

               "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

               "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company now or hereafter outstanding, except a dividend payable solely in the Company's Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock,
        (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Stock), (iii) any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness prior to the stated maturity thereof, other than the Obligations and (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Obligations) or any Equity Interests of the Company or any of the Company's Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission.

               "Restructuring Transaction" means the transactions contemplated by this Agreement and the Credit Agreement which include the extension of the maturities of the Original Series C Notes, the execution and delivery of the Collateral Documents, the execution and delivery of the Permitted Receivables Transfer, the amendments and/or waivers to the Fleet Lease Transaction and all transactions relating thereto.

               "Revolving Lender" means any Lender with a Revolving Loan Commitment.

               "Revolving Loan" means a loan by a Lender to the Company as part of a Revolving Advance.

               "Revolving Loan Commitment" is defined in the Credit Agreement.

               "Revolving Note" is defined in the Credit Agreement.

               "Secured Obligations" has the meaning ascribed to such term in the Intercreditor Agreement.

               "Secured Parties" has the meaning ascribed to such term in the Intercreditor Agreement.

               "Securities Act" means the Securities Act of 1933, as amended from time to time.

               "Security Agreement" means that certain Security Agreement dated as of April 11, 2002, executed by the Company and the Initial Guarantors in favor of the Collateral Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time.

               "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

               "Senior Funded Debt" of any Person means Funded Debt of such Person which is not expressed to be subordinate or junior in rank to any other Funded Debt of such Person.

               "Senior Notes" means $192,000,000 aggregate principal amount of the Company's Senior Notes, Series A and Series C through I, due 2004-2008.

               "Series A Note Principal Allocation" shall mean, at any time, the percentage determined by dividing (a) the outstanding principal amount of the Notes (other than the Deferral Fee Notes and the Make-Whole Notes) as of such time, by (b) the sum of (i) the outstanding principal amount of the Senior Secured Notes (other than the Deferral Fee Notes and the Make-Whole Notes)(as each such term is defined in the Intercreditor Agreement), and (ii) the sum of (1) the outstanding principal amount of all of the Term Loans (other than the PIK Notes) plus (2) the amount then available for drawing under all Term Letters of Credit plus (3) the amount of unpaid reimbursement obligations with respect to drawings under all Term Letters of Credit (as each such term is defined in the Credit Agreement as in effect at the Closing).

               "Series C-H Note Purchase Agreements" means the separate and several Amended and Restated Note Purchase Agreements relating to the Series C-H Notes of the Company dated as of the date hereof among the Company and the institutional investors named therein, as amended from time to time in accordance with SECTION 10.2(t) hereof.

               "Series C-H Obligations" means "Obligations" as defined in the Series C-H Note Purchase Agreements.

               "Series I Note Purchase Agreement" means that certain Amended and Restated Note Purchase Agreement relating to the Series I Notes of the Company dated as of the date hereof among the Company and the institutional investors named therein, as amended from time to time in accordance with SECTION 10.2(t) hereof.

               "Series I Obligations" means "Obligations" as defined in the Series I Note Purchase Agreement.

               "Significant Real Estate Property" shall mean each individual parcel of property owned by the Company or its Domestic Subsidiaries that has a net book value in excess of $1,000,000 and less than $3,000,000, excluding therefrom any parcels that are anticipated to be included in the SunTrust Sale Leaseback.

               "Single Employer Plan" means a Plan maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.

               "Subordinated Debt" means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of Indebtedness of such Persons the payment of which is subordinated to the payment of the Secured Obligations to the written satisfaction of the Required Holders.

               "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any company, partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Company.

               "SunTrust Sale Leaseback" means that certain sale and leaseback of certain real property owned by the Company and/or certain of its Domestic Subsidiaries to be effected pursuant to that certain engagement letter agreement between the Company and SunTrust Robinson Humphrey dated February 1, 2002.

               "Tangible Assets" means as of the date of any determination thereof, with respect to any Person, total assets of such Person in accordance with GAAP, but excluding therefrom goodwill, patents, patent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with GAAP.

               "Term Letter(s) of Credit" is defined in the Credit Agreement.

               "Term Loans" is defined in the Credit Agreement.

               "Term Loan Lender" is defined in the Credit Agreement.

               "Term Note" is defined in the Credit Agreement.

               "Termination Event" means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of the Company or any member of the Controlled Group from a Benefit Plan during a plan year in which the Company or such Controlled Group member was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of the Company or any member of the Controlled Group; (iii) the imposition of an obligation on the Company or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section

        4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of the Company or any member of the Controlled Group from a Multiemployer Plan.

               "Transfer" means, with respect to any property, the sale, exchange, conveyance, lease, transfer or other disposition of such property.

               "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

               "Value" means, with respect to any property on any date, the greater of the book value of such property on such date or the fair market value of such property on such date.

               "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

               "WNC" means WNC Receivables LLC, a Delaware limited liability company and a wholly-owned Subsidiary of the Company.

                                                                    SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE

                              (none to be reported)

                                                                    SCHEDULE 5.3

                              DISCLOSURE MATERIALS

                              (none to be reported)

                                                                    SCHEDULE 5.4

          Subsidiaries of the Company and Ownership of Subsidiary Stock

-------------------------------------------------------------------------------------
                                             JURISDICTION
                                                  OF                % OF SHARES OWNED
    NAME OF SUBSIDIARY                       ORGANIZATION               BY COMPANY
-------------------------------------------------------------------------------------
Domestic Subsidiaries
-------------------------------------------------------------------------------------
Apex Trailer Leasing & Rentals, L.P.            Delaware                   100%
-------------------------------------------------------------------------------------
Cloud Oak Flooring Company, Inc.                Arkansas                   100%
-------------------------------------------------------------------------------------
Continental Transit Corporation                 Indiana                    100%
-------------------------------------------------------------------------------------
FTSI Distribution Company, L.P.                 Delaware                   100%
-------------------------------------------------------------------------------------
National Trailer Funding, L.L.C.                Delaware                   100%
-------------------------------------------------------------------------------------
NOAMTC, Inc.                                    Delaware                   100%
-------------------------------------------------------------------------------------
WNC Cloud Merger Sub, Inc.                      Arkansas                   100%
-------------------------------------------------------------------------------------
WNC Funding Manager Corp.                       Delaware                   100%
-------------------------------------------------------------------------------------
WNC Funding LLC                                 Delaware                   100%
-------------------------------------------------------------------------------------
WNC Receivables, LLC                            Delaware                   100%
-------------------------------------------------------------------------------------
WNC Receivables Management Corp.                Delaware                   100%
-------------------------------------------------------------------------------------
WTSI  Technology Corp.                          Delaware                   100%
-------------------------------------------------------------------------------------
Wabash Financing LLC                            Delaware                   100%
-------------------------------------------------------------------------------------
Wabash National Services, L.P.                  Delaware                   100%
-------------------------------------------------------------------------------------
Wabash National, L.P.                           Delaware                   100%
-------------------------------------------------------------------------------------
Wabash Technology Corp.                         Delaware                   100%
-------------------------------------------------------------------------------------
Foreign Subsidiaries
-------------------------------------------------------------------------------------
FTSI Canada, Ltd.                               New Brunswick          (unavailable)
-------------------------------------------------------------------------------------
Roadrailer Bimodal, Ltd.                        U.K.                       100%
-------------------------------------------------------------------------------------
Roadrailer Mercosul, Ltda.                      Brazil                     50%
-------------------------------------------------------------------------------------
Roadrailer Technology Development Co., Ltd.     PRC                        81%
-------------------------------------------------------------------------------------
Wabash do Brasil                                Brazil                     100%
-------------------------------------------------------------------------------------
Wabash International, Inc.                      U.S. Virgin                100%
                                                Islands
-------------------------------------------------------------------------------------
Wabash National, GmbH                           Germany                    100%
-------------------------------------------------------------------------------------

AFFILIATES

        None.


DIRECTORS

        John T. Hackett             Chairman of the Board
        Richard E. Dessimoz
        Mark R. Holden
        E. Hunter Harrison
        Ludvik F. Koci
        Donald J. Ehrlich
        Dr. Martin C. Jischke
        Dave Burdakin


EXECUTIVE OFFICERS

        Richard E. Dessimoz         Acting CEO and President
        Mark R. Holden              Senior Vice President, CFO, Member Office
                                    of the CEO
        Derek L. Nagle              Senior Vice President, Member Office of
                                    the CEO
        Arthur R. Brown             Senior Vice President, COO
        Charles R. Ehrlich          Vice President - Manufacturing
        Rodney P. Ehrlich           Senior Vice President - Engineering
        Lawrence J. Gross           Senior Vice President - Marketing
        Wilfred E. Lewallen         Vice President - Industrial Engineering
        Stanley E. Sutton           Vice President - Purchasing
        Richard H. Snodgress        Vice President - Quality Assurance
        Christopher A. Black        Vice President - Treasurer
        Angela Knowlton             Vice President - Controller
        Nick C. Fletcher            Vice President - Human Resources
        Gary L. Bateman             Vice President - Management Information
                                    Systems
        Bryan K. Langford           Vice President - Aftermarket Parts &
                                    Accessories
        Cynthia J. Kretz            Secretary
        Donald J. Hurtt             Assistant Secretary

                                                                    SCHEDULE 5.5

                              FINANCIAL STATEMENTS

The following financial data has been provided to each Purchaser:

                                                                    SCHEDULE 5.8

                    Certain Pending or Threatened Litigation

------------------------------------------------------------------------------------------------
   NAME/PARTIES               DESCRIPTION OR             CURRENT STATUS      RELIEF SOUGHT
                           NATURE OF PROCEEDINGS
------------------------------------------------------------------------------------------------
JAN C. AMOS V.       Wrongful death; piece of metal     Discovery phase   Damages in excess
WNC, ET AL.          came off semi-trailer and                            of $1,000,000.
                     through windshield of
                     plaintiff's vehicle,
                     decapitating plaintiff's wife.
                     Co-defendant, owner-operator,
                     determined responsible by
                     highway patrol report.                               Outcome unknown.
------------------------------------------------------------------------------------------------
MORALES, ET AL.      Wrongful death; WNC trailer        Several very      Money damages; WNC
V. ORTIZ V.          stopped with warning flashers on   important         has self-insured
BUNNER, ET AL.       due to accident ahead; driver of   motions pending.  retention policy of
                     van smuggling 16 illegal aliens                      $250,000. Any
                     fell asleep, hit rear of stopped                     damages over that
                     trailer, killing 13 and injuring                     amount up to $51
                     4.                                                   million insured.
------------------------------------------------------------------------------------------------
LISA MOTOR LINES,    Strict liability, negligence,      Pending.          Damages in excess
INC., CONWELL        misrepresentation, breach of       Second amended    of $1,000,000.
CORP., AND FFE       warranty/contract.  Plaintiffs     petition.
TRANSPORTATION V.    allege axle and wheel failures;                      Outcome unknown.
WABASH NATIONAL      Defendants include several
CORPORATION          manufacturers of trailers, parts
                     and lubricants.
------------------------------------------------------------------------------------------------
WABASH  NATIONAL     Wabash complained against PPG      Pending.          Value of goods and
CORP., PPG           for negligent misrepresentation    Wabash            pro-rata share of
INDUSTRIES, INC.     and breach of warranty/contract    vigorously        PPG's initial
                     for selling Wabash a painting      defending         investment in
                     system.  PPG counter-claimed for   counter-claim.    painting system,
                     alleged consigned goods provided                     interest, and costs.
                     Wabash.
------------------------------------------------------------------------------------------------
TENNESSEE            Environmental dispute.  Grand      Threatened.       Unknown.
DEPARTMENT OF        jury subpoena in 2nd quarter       Investigation
ENVIRONMENTAL        2000 requested documents for       ongoing.
CONSERVATION;        discharge of wastewater at         Unable to
WABASH NATIONAL      Huntsville, TN facility.           predict outcome
CORPORATION          Company appealed assessment        of appeal.
                     order of 10/10/00 and fine for
                     violations.
------------------------------------------------------------------------------------------------
BERNARD KRONE DO     Joint venture between BK and       Pending before    BK asserts damages
BRASEL V. WABASH     Wabash dissolved; BK sued Wabash   Brazil            in amount of $8.4
NATIONAL             over non-compete agreement and     bankruptcy        million (US)
CORPORATION          technology disclosures.            court.
(BRAZIL)
------------------------------------------------------------------------------------------------
ESTATE OF            Product liability.  NOAMTC         Pending.  CM&S    Money damages.
EBERHARDT V.         leased trailer to CM & S           insurer will      NOAMTC has
NOAMTC, INC., ET     Enterprises.  Eberhardt's          defend NOAMTC,    self-insured
AL.                  vehicle collided with trailer,     which also        retention policy of
                     stopped without lights, and        seeks             $100,000.  Any
                     died.  Claim NOAMTC negligently    indemnification.  damages over that
                     manufactured trailer.              $1 million        amount up to $51
                                                        policy limit.     million insured.
------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.11

                                  Patents, Etc.

        Knowledge of potential claim: Wabash National Corporation received a letter dated August 13, 2001 from North American Trailer Sales, Ltd., a Minnesota corporation, requesting that NOAMTC, Inc. cease using the d/b/a "North American Trailer Centers" in Minnesota. The letter does not allege infringement of intellectual property. The matter was referred to Trexler, Bushnell, Giangiorgi, Blackstone & Marr, Ltd., intellectual property counselors to Wabash National Corporation. As of the date hereof, Wabash National Corporation has not responded to the letter.

                                                                   SCHEDULE 5.14

                              Existing Indebtedness

                           CONSOLIDATED DEBT SCHEDULE
                        FOR YEAR ENDING DECEMBER 31, 2001


                                                      CURRENT
            DESCRIPTION                  LENDER         RATE      MATURITY   BALANCE 12/31/2001
------------------------------------------------------------------------------------------------
ON BALANCE SHEET
PRIVATE PLACEMENT DEBT:
SERIES A - interest due 1/31 & 7/31                     6.41%     30-Mar-04          50,000,000
SERIES C - 3/13 & 9/13                                  7.16%     30-Mar-04          22,000,000
SERIES D - 6/17 & 12/17                                 7.31%     17-Dec-04           9,000,000
SERIES E - 3/13 & 9/13                                  7.36%     13-Mar-05           3,000,000
SERIES F - 6/17 & 12/17                                 7.47%     17-Dec-06          13,000,000
SERIES G - 6/30 & 12/30                                 7.53%     31-Dec-06           6,667,000
SERIES G - 6/30 & 12/30                                 7.53%     31-Dec-07           6,667,000
SERIES G - 6/30 & 12/30                                 7.53%     31-Dec-08           6,666,000
SERIES H - 6/17 & 12/17                                 7.55%     17-Dec-07          12,500,000
SERIES H - 6/17 & 12/17                                 8.04%     17-Dec-08          12,500,000
SERIES I - 3/29 & 9/29                                  8.04%     29-Sep-05          25,000,000
SERIES I - 3/29 & 9/29                                  8.04%     29-Sep-07          25,000,000
                                                                             -------------------
                                                                                    192,000,000

CREDIT FACILITY DEBT:
REVOLVING CREDIT - WNC              Bank One - Agent    2.44%     30-Mar-04          75,000,000
REVOLVING CREDIT - CANADA(1)        Toronto Dominion    3.40%     30-Mar-04          14,641,976
RENTAL FLEET FACILITY               Fleet Boston                  30-Jun-05          65,233,521
AR SECURITIZATION                   National City       4.75%     30-Mar-04          17,700,000
                                                                             -------------------
                                                                                    172,575,497

OTHER DEBT:
CAPITAL LEASE - AIRPLANE            First Security      7.50%     30-Nov-02          12,080,750
SWIFT HIGH CUBE                     National City       0.00%     30-Jun-02          13,825,000
INSTALLMENT BREADNER                Seller Note         7.25%     15-Jan-06           8,500,000
TERM LOAN NORTHERN                  Northern Trust      8.16%     30-Sep-08          10,965,356
INSTALLMENT APEX                    National City       7.55%     15-Sep-02             453,300
MORTGAGE CLOUD                      Public Bonds        4.75%      VARIES             1,331,585
BILL REINDERS - CANADA              Seller Note         8.00%     30-Jun-02             285,965
                                                                             -------------------
                                                                                     47,441,956

                                                                             -------------------
TOTAL ON BALANCE SHEET DEBT                                                         412,017,453
                                                                             ===================

OFF BALANCE SHEET

--------
      (1) The Canadian revolving credit facility includes any and all renewals, extensions, continuations and refinancings of any of the foregoing, to the extent that the maximum principal amount thereof is not increased.

MANUFACTURING EQUIPMENT:
DURAPLATE PLANT                     National City                  23-Dec-04          9,638,234
PLASMA FABRICATOR                   National City                  27-Oct-04            469,576
PRODUCTION LINE EQUIP               Key Bank                       30-Sep-06          3,853,401
DRY KILNS                           Key Bank                       22-Dec-06          1,240,642
DURAPLATE PLANT II                  GE Capital                     20-Nov-08          9,327,575
                                                                                ----------------
                                                                                     24,529,428

(continued next page)
NEW AND USED TRAILERS:
SALES LEASEBACK                     National City                  31-Dec-01                  -
SALES LEASEBACK                     Bank Boston                     5-Sep-04          3,878,124
SALES LEASEBACK                     Bank Boston                     5-Aug-05          5,155,290
SALES LEASEBACK                     Pitney Bowes                   30-Aug-04          8,959,759
SALES LEASEBACK                     Bank Boston                    31-Mar-05          5,877,740
                                                                                ----------------
                                                                                     23,870,914

                                                                                ----------------
TOTAL OFF BALANCE SHEET DEBT                                                         48,400,342
                                                                                ================

                                                                                ----------------
TOTAL CONSOLIDATED DEBT                                                             460,417,795
                                                                                ================



                                    S-5.14-2

                         Permitted Existing Investments
                           Wabash National Corporation
                               Investment Accounts
                               as of April 8, 2002


===============================================================================================
                                    BANK ONE, NA                    NORTHERN TRUST BANK
===============================================================================================
Address                     111 Monument Circle                 50 S. LaSalle
                            Indianapolis, IN  46204             Chicago, IL  60675
-----------------------------------------------------------------------------------------------
Relationship Officer        Linda Taylor                        Greta Satek
-----------------------------------------------------------------------------------------------
Bank Account Title          Wabash National Corp.               Wabash National Corp. Finance
-----------------------------------------------------------------------------------------------
Balance                     $45,900,000                         $47,000
-----------------------------------------------------------------------------------------------
Description of Account      WNC Fidelity Accounts               WNC Northern Trust Bank
-----------------------------------------------------------------------------------------------
Account Number              B6681120                            5677211
-----------------------------------------------------------------------------------------------



                                    S-5.14-3

                                SCHEDULE 5.14(b)

                                 Existing Liens

===================================================================-==================================
DEBTOR/JURISDICTION                     SECURED PARTY                          COLLATERAL
======================================================================================================
APEX RENTALS, INC.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Associates Commercial Corporation       Specific vehicles, accessions,
                                                                    chattel paper, etc.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Associates Commercial Corporation       Specific vehicles, accessions,
                                                                    chattel paper, etc.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Apex Trailer & Truck Equip. Sales,      Specific equipment, replacement,
                            Inc.                                    proceeds, etc.
------------------------------------------------------------------------------------------------------
APEX TRAILER LEASING & RENTALS, L.P.
------------------------------------------------------------------------------------------------------
Delaware Secretary of       Fleet Capital Corp., as Collateral      Specific equipment/inventory,
State                       Agent and Assignee of Wabash            A/R, rents, proceeds related
                            Statutory Trust-2000                    thereto.  (Vehicles sold to
                                                                    Fleet Boston)
------------------------------------------------------------------------------------------------------
Delaware Secretary of       Fleet Capital Corp., as Collateral      Specific vehicles, accessions,
State                       Agent and Assignee of Wabash            chattel paper, general
                            Statutory Trust-2000                    intangibles, proceeds, etc.
------------------------------------------------------------------------------------------------------
Indiana Secretary of        Fleet Capital Corporation, as           Specific equipment/inventory,
State                       Collateral Agent and Assignee of        A/R, rents, proceeds related
                            Wabash Statutory Trust-2000             thereto.  (Vehicles sold to
                                                                    Fleet Boston)
------------------------------------------------------------------------------------------------------
Missouri Secretary of       Fleet Capital Corp., as Collateral      Specific equipment/inventory,
State                       Agent and Assignee of Wabash            A/R, rents, proceeds related
                            Statutory Trust-2000                    thereto.  (Vehicles sold to
                                                                    Fleet Boston)
------------------------------------------------------------------------------------------------------
CLOUD OAK FLOORING COMPANY, INC.
------------------------------------------------------------------------------------------------------
Arkansas Secretary of       Boatmen's Trust Company of Arkansas     All tangible personal property
State                                                               purchased with $2,350,000
                                                                    Arkansas Development Finance
                                                                    Authority Economic Development
                                                                    Revenue Bonds (1996 Series D)
                                                                    (Plant)
------------------------------------------------------------------------------------------------------
FRUEHAUF TRAILER SERVICES, INC.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Caterpillar Financial Services          3 trucks (substitutions,
                            Corporation                             additions, proceeds)
------------------------------------------------------------------------------------------------------
Iowa Secretary of State     Norwest Bank Iowa, NA                   1 Digital On Hold download, w/
                                                                    productions
------------------------------------------------------------------------------------------------------
Missouri Secretary of       US Fleet Leasing, as Agent              Receivables and Related Security
State                                                               and Collection Accounts.
------------------------------------------------------------------------------------------------------
Missouri Secretary of       US Fleet Leasing                        Specific equipment (trucks and
State                                                               proceeds)
------------------------------------------------------------------------------------------------------
Recorder of Deeds;          US Fleet Leasing, as Agent              Receivables and Related Security
St. Louis County, Missouri                                          and Collection Accounts.
------------------------------------------------------------------------------------------------------
Ohio Secretary of State     Caterpillar Financial Services          3 trucks (substitutions,
                            Corporation                             additions, proceeds)
------------------------------------------------------------------------------------------------------
Ohio Secretary of State     Raymond Leasing Corporation, as         Specific leased equipment (order
                            Assignee (from Storage Concepts, Inc.)  pickers, batteries and chargers)
------------------------------------------------------------------------------------------------------
Franklin County Ohio        Raymond Leasing Corporation, as         Specific leased equipment (order
                            Assignee (from Storage Concepts, Inc.)  pickers, batteries and chargers)
------------------------------------------------------------------------------------------------------
City of Richmond, Virginia  Raymond Leasing Corporation, as         Specific leased equipment (order
                            Assignee (from Storage Concepts, Inc.)  pickers, batteries and chargers)
------------------------------------------------------------------------------------------------------
Scranton, Pennsylvania      City of Scranton sewer authority        $431.26 sewer treatment charges
Court of Common Pleas       (Lackawanna County)                     filed 1/11/98
------------------------------------------------------------------------------------------------------
Greenville County,          Williamson Thermo King Dealerships,     Specific equipment (Thermo King
South Carolina              Inc.                                    unit)
------------------------------------------------------------------------------------------------------



                                    S-5.14-4

------------------------------------------------------------------------------------------------------
Texas Secretary of State    US Fleet Leasing                        Specific equipment (trucks and
                                                                    proceeds)
------------------------------------------------------------------------------------------------------
NOAMTC, INC.
------------------------------------------------------------------------------------------------------
Delaware Secretary of       Bankers/Softech Divisions of EAB        Specific equipment (combination
State                       Leasing Corp.                           system, liner bags, filter pads
                                                                    and extended warranty)
------------------------------------------------------------------------------------------------------
WABASH NATIONAL, L.P.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  General Electric Capital Corporation    Equipment and Production line
                                                                    (sale lease-back)
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  National City Leasing Corporation       Leased equipment (Whitney Plasma
                                                                    Fabricator)
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  First Bank Richmond, assigned           Leased equipment (fax copier)
                            from Mid Continent Financial Corp.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Copelco Capital, Inc.                   Leased equipment
------------------------------------------------------------------------------------------------------
WABASH NATIONAL CORPORATION
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Bank One, Indiana, N.A. (f/k./a NBD     Specific equipment (accessions,
                            Bank, N.A., successor by merger to      proceeds)
                            INB National Bank; f/k/a Lafayette
                            National Bank, original Secured Party)
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Caterpillar Financial Services          truck (substitutions, additions,
                                                                    proceeds)
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Caterpillar Financial Services          2 trucks (substitutions,
                                                                    additions, proceeds)
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  IBM Credit Corporation                  Leased computer equipment and
                                                                    proceeds
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  National City Leasing Corp.             Specific leased equipment
                                                                    (Duraplate)
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Marlin Leasing Corporation              Specific leased equipment
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  Computer Technologies Leasing, Inc.     [Description Unavailable]
------------------------------------------------------------------------------------------------------
Greenville County, S.C.     Williamson Thermo King Dealerships,     Specific equipment (Thermo King
                            Inc.                                    unit)
------------------------------------------------------------------------------------------------------
WABASH NATIONAL FINANCE CORP.
------------------------------------------------------------------------------------------------------
Indiana Secretary of State  First Union National Bank, as           Specific chattel paper (leases)
                            successor by merger to CoreStates       and inventory of leased personal
                            Bank, N.A.                              property, accessions and rights.
------------------------------------------------------------------------------------------------------
WNC CLOUD MERGER SUB, INC.
------------------------------------------------------------------------------------------------------
Arkansas Secretary of       KeyCorp Leasing                         Specific equipment, accessions,
State                                                               proceeds
------------------------------------------------------------------------------------------------------
Arkansas Secretary of       KeyCorp Leasing                         Specific equipment, accessions,
State                                                               proceeds
------------------------------------------------------------------------------------------------------
Boone County, Arkansas      KeyCorp Leasing                         Specific equipment, accessions,
Circuit Clerk                                                       proceeds
------------------------------------------------------------------------------------------------------




The Liens in favor of Fleet Capital Corporation noted on certificates of title for vehicles titled in the name of Apex Trailer Leasing & Rentals, L.P. or Wabash Statutory Trust - 2000.


                                    S-5.14-5

                                  SCHEDULE 9.1

                              INACTIVE SUBSIDIARIES

1.  Wabash International, Inc.

2.  WNC Funding LLC

3.  WNC Funding Manager Corp.

                                SCHEDULE 10.2(b)

                                 Sales of Assets

1.      THE FOLLOWING PROPERTIES HELD FOR SALE:

----------------------------------------------------------------------------------------------------------------------------------
FACILITY      STREET ADDRESS          CITY       STATE  ZIP    NET BOOK        TYPE                      ENTITY
LOCATION                                                CODE    VALUE
----------------------------------------------------------------------------------------------------------------------------------
Fort Madison  2597 Highway 61         Ft Madison   IA   52627  1,751,461  manufacturing (closed)  Wabash National, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Scott County  470 Fruehauf Road       Huntsville   TN   37756  4,950,000  manufacturing (closed)  Wabash National, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Sheridan      606 East Center Street  Sheridan     AK   72150  1,055,682  trailer sales/rental    Cloud Oak Flooring Company, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Sheridan      606 East Center Street  Sheridan     AK   72150      (1)    trailer floor mfg       Cloud Oak Flooring Company, Inc.
                                                                         (closed)
----------------------------------------------------------------------------------------------------------------------------------
Fresno        2727 South East Avenue  Fresno       CA   93725    502,650  branch manufacturing    NOAMTC, Inc.
                                                                         (closed)
----------------------------------------------------------------------------------------------------------------------------------
Greenville    1875 Hwy 101 South      Greer        SC   29651    956,318                          NOAMTC, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Louisville    4700 Astor Road         Louisville   KY   40218    903,785  full service location   FTSI Distribution Co., L.P.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix       902 South 7th Street    Phoenix      AZ   85034    485,609  full service location   NOAMTC, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Seattle       9426 8th Avenue         Seattle      WA   98108  1,235,574  full service location   NOAMTC, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Spokane       East 5316 Broadway      Spokane      WA   99212    490,696  full service location   NOAMTC, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Tampa         5801 East Broadway      Tampa        FL   33619    955,156  full service location   NOAMTC, Inc.
----------------------------------------------------------------------------------------------------------------------------------



2. It is anticipated that Wabash National Corporation will sell that certain 1990 Dassault-Breguet Falcon 50 aircraft (serial number-212).

                                 [FORM OF NOTE]

                           WABASH NATIONAL CORPORATION

              9.66% SERIES A SENIOR SECURED NOTE DUE MARCH 30, 2004


No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

        FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS on March 30, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 9.66% per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of the calendar month next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 11.66% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate.

        Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

        This Note is one of a series of Series A Senior Secured Notes (herein called the "Notes") issued pursuant to separate Amended and Restated Note Purchase Agreements, each dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

        This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.


                                    EXHIBIT 1
                          (to Note Purchase Agreement)

        This Note is subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

        If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

        This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreements). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreements) in respect of such security and otherwise.

        The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreements) pursuant to the Note Guaranty (as defined in the Note Purchase Agreements). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                       WABASH NATIONAL CORPORATION


                                       By:_____________________________________

                                          Title:_______________________________


                                     E-1-2

                           [FORM OF DEFERRAL FEE NOTE]

                           WABASH NATIONAL CORPORATION

                9.66% SENIOR SECURED PIK NOTE DUE MARCH 30, 2004


No. _________                                                             [Date]
$____________ Original Principal Amount                      PPN _______________

        FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the R-__ Note Accreted Principal Amount on March 31, 2004. The outstanding principal amount of this Senior Secured PIK Note shall accrete at the rate of 9.66% per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) from January 31, 2003, and shall cease to accrete on the date on which this Senior Secured PIK Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK Note shall accrete at the rate of 9.66% per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment; provided further that upon the occurrence of an Event of Default (as defined in the Note Purchase Agreements referred to below and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), the outstanding principal amount of this Senior Secured PIK Note shall accrete, to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 11.66% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Bank of New York from time to time in New York, New York as its "base" or "prime" rate. It is understood and agreed that any reference in this Senior Secured PIK Note to the "principal amount" of this Senior Secured PIK Note shall include a reference to the R-___ Note Accreted Principal Amount thereof whether or not specifically set forth.

        "R-__ Note Accreted Principal Amount" shall mean with reference to this Senior Secured PIK Note, as of any date of determination, the sum of (a) [$___________] and (b) the outstanding principal amount of this Senior Secured PIK Note which shall have been accreted thereon from the date of issuance through such date, such amount shall accrete at the rate of 9.66% per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) and shall cease to accrete on the date on which this Senior Secured PIK Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK Note shall accrete at the rate of 9.66% per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment.


                                    EXHIBIT 2
                          (to Note Purchase Agreement)

        Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

        This Note is one of the 9.66% Senior Secured PIK Notes, due March 31, 2004 (the "Deferral Fee Notes") of the Company in the aggregate principal amount of $_______ which, together with the Company's Notes and Make-Whole Notes (as each is defined in the Note Purchase Agreements described below) are hereinafter referred to collectively as the "Notes", are issued and outstanding pursuant to separate Amended and Restated Note Purchase Agreements, each dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreements.

        This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

        The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

        If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the R-__ Note Accreted Principal Amount of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

        This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreements). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreements) in respect of such security and otherwise.

        The payment of all R-__ Note Accreted Principal Amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreements) pursuant to the Note Guaranty (as defined in the Note Purchase


                                     E-2-2

Agreements). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

        THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       WABASH NATIONAL CORPORATION

                                       By _____________________________________

                                       Title __________________________________


                                     E-2-3

                            [FORM OF MAKE-WHOLE NOTE]

                           WABASH NATIONAL CORPORATION

                 SENIOR SECURED PIK GRID NOTE DUE MARCH 30, 2004


No. _________                                                             [Date]
$____________                                                PPN _______________

        FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the R-__ Note Accreted Principal Amount on March 31, 2004. The outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the rate of 9.66% per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) from the date of issuance hereof and shall cease to accrete on the date on which this Senior Secured PIK Grid Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Grid Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the rate of 9.66% per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment; provided further that upon the occurrence of an Event of Default (as defined in the Note Purchase Agreements referred to below and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete, to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 11.66% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Bank of New York from time to time in New York, New York as its "base" or "prime" rate. It is understood and agreed that any reference in this Senior Secured PIK Grid Note to the "principal amount" of this Senior Secured PIK Grid Note shall include a reference to the R-___ Note Accreted Principal Amount thereof whether or not specifically set forth.

        "R-__ Note Accreted Principal Amount" shall mean with reference to this Senior Secured PIK Grid Note, as of any date of determination, the sum of (a) the Make-Whole Amounts which shall become payable to the holder of this Note with respect to such holder's Series A Notes, from time to time upon payment by the Company of portions of the principal amount of such Notes pursuant to
SECTION 8.1(b) of the Note Purchase Agreements and (b) the outstanding principal amount of this Senior Secured PIK Grid Note which shall have been accreted thereon from the date of issuance through such date, such amount shall accrete at the rate of 9.66% per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) and shall cease to accrete on the date on which this Senior Secured PIK Grid Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Grid Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK


                                    EXHIBIT 3
                          (to Note Purchase Agreement)

Grid Note shall accrete at the rate of 9.66% per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment. The amounts of the Make-Whole Amounts payable from time to time may for the convenience of the parties be recorded by the holder hereof on the attached Grid however the books and records of the holder shall, in the absence of manifest error, be conclusive as to the determination of the Make-Whole Amounts evidenced by this Note.

        Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

        This Note is one of the Senior Secured PIK Grid Notes due March 30, 2004 (the "Make-Whole Notes") of the Company which, together with the Company's Notes and Deferral Fee Notes (as each is defined in the Note Purchase Agreements described below) are hereinafter referred to collectively as the "Notes", are issued and outstanding pursuant to separate Amended and Restated Note Purchase Agreements, each dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreements.

        This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

        The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

        If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

        This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreements). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the



                                     E-3-2

Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreements) in respect of such security and otherwise.

        The payment of all R-__ Note Accreted Principal Amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreements) pursuant to the Note Guaranty (as defined in the Note Purchase Agreements). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

        THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                         WABASH NATIONAL CORPORATION

                                         By ___________________________________

                                         Title ________________________________


                                     E-3-3

                           WABASH NATIONAL CORPORATION
    SCHEDULE OF MAKE-WHOLE AMOUNTS DUE UNDER THE SENIOR SECURED PIK GRID NOTE
                               DUE MARCH 30, 2004


--------------------------------------------------------------------------------
Date            Make-Whole    Accreted     Applicable    Accreted     Total
                Amount        Principal    Interest      Interest     Accreted
                              Amount       Rate          Payable      Principal
                                                                      and
                                                                      Interest
                                                                      Payable
--------------------------------------------------------------------------------
4/30/02
--------------------------------------------------------------------------------
5/31/02
--------------------------------------------------------------------------------
6/30/02
--------------------------------------------------------------------------------
7/31/02
--------------------------------------------------------------------------------
8/31/02
--------------------------------------------------------------------------------
9/30/02
--------------------------------------------------------------------------------
10/31/02
--------------------------------------------------------------------------------
11/30/02
--------------------------------------------------------------------------------
12/31/02
--------------------------------------------------------------------------------
1/31/03
--------------------------------------------------------------------------------
2/28/03
--------------------------------------------------------------------------------
3/31/03
--------------------------------------------------------------------------------
4/30/03
--------------------------------------------------------------------------------
5/31/03
--------------------------------------------------------------------------------
6/30/03
--------------------------------------------------------------------------------
7/31/03
--------------------------------------------------------------------------------
8/31/03
--------------------------------------------------------------------------------
9/30/03
--------------------------------------------------------------------------------
10/31/03
--------------------------------------------------------------------------------
11/30/03
--------------------------------------------------------------------------------
12/31/03
--------------------------------------------------------------------------------
1/31/04
--------------------------------------------------------------------------------
2/28/04
--------------------------------------------------------------------------------
3/31/04
--------------------------------------------------------------------------------



                                     E-3-4

            DESCRIPTION OF CLOSING OPINION OF COUNSEL TO THE COMPANY

        The closing opinion of Baker & Daniels, counsel for the Company, which is called for by SECTION 4.4(a) of the Note Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

               1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Note Documents to which it is a party and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

               2. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of capital stock of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

               3. Each Guarantor has the corporate power and the corporate authority to execute and perform the Note Documents to which it is a party.

               4. Each Note Document has been duly authorized by all necessary corporate action on the part of the Company and the Guarantors, has been duly executed and delivered by the Company and the Guarantors and constitutes the legal, valid and binding contract of the Company or the Guarantors, as the case may be enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

               5. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

               6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance of the Note Documents or the Notes.

               7. The issuance and exchange of the Notes and the execution, delivery and performance by the Company and the Guarantors of the Note Documents do not conflict


                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)
        with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company or the Guarantors pursuant to the provisions of the Certificate of Incorporation or By-laws of the Company and the Guarantors or any agreement or other instrument known to such counsel to which the Company or the Guarantors is a party or by which the Company or the Guarantors may be bound.

               8. The issuance, exchange and delivery of the Notes under the circumstances contemplated by the Note Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

               9. There is no litigation pending or, to the best knowledge of such counsel, threatened which in such counsel's opinion could reasonably be expected to have a materially adverse effect on the Company's and the Guarantors' business or assets or which would impair the ability of the Company to issue and exchange the Notes or the ability of the Company and the Guarantors to comply with the provisions of the Note Documents.

        The opinion of Baker & Daniels shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and of the Guarantors.


                                   E-4.4(a)-2

                        DESCRIPTION OF CLOSING OPINION OF
                      SPECIAL LOCAL COUNSEL TO THE COMPANY

        The closing opinion of _________, special local counsel to the Purchasers, which is called for by SECTION 4.4(b) of the Note Agreements, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

               1. Assuming the Mortgages to which the Company/Guarantor is a party have been duly authorized by proper corporate action on the part of the Company/Guarantor, have been duly executed and delivered by authorized officers of the Company/Guarantor, the Mortgage to which the Company/Guarantor is a party constitute legal, valid and binding contracts and agreements of the Company/Guarantor enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency or similar laws effecting the enforcement of creditors' rights generally, (ii) equitable principles of general applicability (regardless of whether such enforceability is considered in a preceding in equity or at law), and
        (iii) except that certain remedies provided for in the Mortgage may be limited by applicable law, but none of such limitations as to remedies will, however, in their opinion, materially interfere with the practical realization of the security provided by the Mortgage.

               2. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any [INSERT STATE] governmental body, state or local, is necessary in connection with the execution, delivery and performance by the Company/Guarantor of the Notes or the Mortgage.

               3. Each Mortgage and financing statements or similar notices thereof have been recorded and filed for record in all public offices wherein such filing or recordation is necessary to perfect the lien thereof against creditors of and purchasers from the Company/Guarantor.

               4. When each Mortgage has been recorded in the real estate records in the County in which the property is located and when UCC-1 financing statements in a form provided by the applicable state law have been filed with the office of the Secretary of State of [INSERT STATE] and in the real estate records in the county in which the property is located, such Mortgage (or financing statements with respect thereto) shall have been recorded or filed in all public offices wherein such filing or recordation is necessary to perfect the lien or security interest thereof as against creditors of and purchasers from the Company/Guarantor. Except for the necessity of filing continuation statements with respect to such financing statements prior to five years from the date of filing thereof and prior to each fifth year thereafter, no further filings or recordings are necessary to create or perfect the liens and security interests granted under such documents. The opinion of is limited to the laws of the State of [INSERT STATE] and the Federal laws of the United States.

        With respect to matters of fact upon which such opinion is based, _______________ may rely on appropriate certificates of public officials and officers of the Company/Guarantor.



                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

       DESCRIPTION OF CLOSING OPINION FOR COUNSEL FOR THE COLLATERAL AGENT

        The closing opinion of the counsel of the Collateral Agent called for by
SECTION 4.4(c) of the Note Agreements, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

               1. The Collateral Agent is a cooperation banking association validly existing under the laws of the United States and is duly qualified to act as Collateral Agent under the Intercreditor Agreement.

               2. The Collateral Agent has the requisite power and authority to execute, deliver and perform its respective obligations under the Intercreditor Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of each of the said agreements or instruments.

               3. The Intercreditor Agreement has been duly authorized, executed and delivered by the Collateral Agent and constitutes the legal, valid and binding contract of the Collateral Agent enforceable against the Collateral Agent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

               4. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality by the Collateral Agent or any affiliate thereof is necessary to the valid execution, delivery or performance of the Intercreditor Agreement.

        The opinion of the counsel of the Collateral Agent shall cover such other matters relating to the transactions contemplated by the Note Agreements as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the parties involved in the transaction.



                                 EXHIBIT 4.4(c)
                          (to Note Purchase Agreement)